Securities Act File No. 333- 118636
Investment Company Act File No. 811-7734

As filed with the Securities and Exchange Commission on November 19, 2004

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1   [   ] Post-Effective Amendment No. __

(Check appropriate box or boxes)

HALLMARK EQUITY SERIES TRUST
(Exact Name Of Registrant As Specified In Its Charter)

1-888-823-2867
(Area Code And Telephone Number)

1250 Broadway, 32nd Floor
New York, New York 10001
(Address Of Principal Executive Offices:
Number, Street, City, State, Zip Code)

Amy W. Bizar
1250 Broadway, 32nd Floor
New York, New York 10001
(Name And Address Of Agent For Service)

Copies to:
David Kalis Segall Bryant & Hamill 10 South Wacker Drive, Suite 2150 Chicago, IL 60606	Rodney DeWalt, Esq. U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 2nd Floor Milwaukee, WI 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

This registration statement shall hereafter become effective in accordance with the provisions of section 8(a) of the Securities Act of 1933.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Segall Bryant & Hamill Mid Cap Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

November 19, 2004

DEAR VALUED SHAREHOLDER:

        We are seeking your approval of a proposed reorganization of the Segall Bryant & Hamill Mid Cap Fund, a series of the Advisors Series Trust, into the Hallmark Mid-Cap Growth Fund, a new series of the Hallmark Equity Series Trust, at a Special Meeting of Shareholders scheduled for December 28, 2004. In the reorganization, the Segall Bryant & Hamill Mid Cap Fund will transfer all of its assets and liabilities to the Hallmark Mid-Cap Growth Fund in exchange for newly issued shares of the Hallmark Mid-Cap Growth Fund, which will be distributed to you in exchange for your Segall Bryant & Hamill Mid Cap Fund shares. There will be no change in your account value, and no expenses or sales loads will be charged to shareholders in this tax-free reorganization.

        Under this arrangement, Reserve Management Company, Inc. will become the investment adviser of the Hallmark Fund. Your Fund’s current investment adviser, Segall Bryant & Hamill, will act as subadviser to the Hallmark Mid-Cap Growth Fund. The Hallmark Mid-Cap Growth Fund will have substantially similar investment objectives, principal investment strategies and investment policies as the Segall Bryant & Hamill Fund.

        The trustees of Advisors Series Trust, a Delaware statutory trust of which your Fund is a series, believes that reorganizing your Fund into the Hallmark Mid-Cap Growth Fund offers you potential benefits. Among the major benefits expected from the reorganization are the benefits from becoming shareholders in a significantly larger fund family with a broad product array and greater exchange possibilities among the expanded investment opportunities. You will also experience continuity of portfolio management, since Segall Bryant & Hamill will be the subadviser to the Hallmark Mid-Cap Growth Fund. Shareholders are also expected to benefit from the greater distribution capabilities of the Hallmark Equity Series Trust and potentially from improved operating efficiencies.

        The Board of Trustees of the Advisor Series Trust, on behalf of Segall Bryant & Hamill Mid Cap Fund, has unanimously approved the reorganization and believes that it is in the shareholders’ best interest and recommends that you vote in favor of the proposal.

        If you are a shareholder of record as of the close of business on November 5, 2004, you are entitled to vote at the Special Meeting and at any postponement or adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, it is anticipated that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also call the toll free number on your proxy card to vote by telephone or vote over the Internet by using the website printed on your proxy card. You should use the enclosed instructions in order to vote by telephone or over the Internet.

        Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund. If you have any questions regarding the issue to be voted on, please do not hesitate to call toll free (877) 829-8413.

Sincerely,

/s/ ERIC M. BANHAZL Eric M. Banhazl President

Segall Bryant & Hamill Mid Cap Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 28, 2004

TO THE SHAREHOLDERS OF SEGALL BRYANT & HAMILL MID CAP FUND:

        NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting” ) of Segall Bryant & Hamill Mid Cap Fund (the “SBH Fund” ), a series of Advisors Series Trust (the “Trust” ), will be held at the offices of the Reserve Management Company, Inc., 1250 Broadway, 32nd Floor, New York, New York 10001, on December 28, 2004 at 2:00 p.m. Eastern time. At the Meeting, we will ask you to vote on:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan” ) whereby all of the assets and liabilities of the SBH Fund will be transferred to a newly formed series of the Hallmark Equity Series Trust (“Hallmark” ), which will be named the Hallmark Mid-Cap Growth Fund (“Hallmark Fund” ), in exchange for Class I shares of the Hallmark Fund; and

2.	Such other business as properly may come before the Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on November 5, 2004, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof. This proxy is being solicited by the Board of Trustees of the Trust on behalf of the SBH Fund.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD

        As a shareholder of the SBH Fund, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this in one of the following three ways: (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number on the proxy card; or (3) via the Internet at the website address on the proxy card. Your prompt voting by proxy will help ensure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Combined Prospectus/Proxy Statement or in person at the time of the Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed on the enclosed proxy card.

By Order of the Board of Trustees

/s/ RODNEY A. DEWALT Rodney A. DeWalt, Secretary

November 19, 2004

QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!

Question 1:	What is this document and why did we send it to you?

Answer:	The Board of Trustees (the “Board” ) of the Advisors Series Trust (the “Trust” ), a Delaware statutory trust, on behalf of the Segall Bryant & Hamill Mid Cap Fund (the “SBH Fund” ) approved an Agreement and Plan of Reorganization (the “Plan” ) between the Trust, on behalf of the SBH Fund, Segall Bryant & Hamill Investment Counsel (the “Adviser” ), Hallmark Equity Series Trust (“Hallmark” ), on behalf of Hallmark Mid-Cap Growth Fund (“Hallmark Fund” ) and Reserve Management Company, Inc. (“Reserve Management” ). If the plan is approved, all of the assets and liabilities of the SBH Fund will be transferred to Hallmark Fund, in exchange for Class I shares of the Hallmark Fund (the “Reorganization” ). Shareholder approval is needed to proceed with the Reorganization and a Special Meeting of shareholders will be held on December 28, 2004 (the “Meeting” ) to consider the approval of the Plan and the Reorganization. The Board is sending this document to you for your use in deciding whether to approve the Reorganization. This document includes a Notice of Special Meeting of Shareholders, a Combined Prospectus/Proxy Statement, and a proxy card.

Question 2:	What is the purpose of the Reorganization?

Answer:	Among the major benefits expected from the reorganization are the benefits from becoming shareholders in a significantly larger fund family with a broad product array and greater exchange opportunities among the expanded investment opportunities. In addition, the total expenses of the Class I shares of the Hallmark Fund will be 1.00% of the Fund’s average daily net assets, which is significantly lower than the current SBH Fund total expenses. The total expenses of the SBH Fund for the fiscal year ended April 30, 2004 were 2.05% of the Fund’s average daily net assets (or 1.40% after the Adviser’s fee and expense waiver). Shareholders are also expected to benefit from the greater distribution capabilities of the Hallmark Equity Series Trust and potentially from improved operating efficiencies. The Reorganization allows the SBH Fund to be converted into the Hallmark fund family without creating a tax recognition event for shareholders and with continuity of portfolio management, since Segall Bryant & Hamill will be the subadviser to the Hallmark Fund.

Question 3:	How will the Reorganization work?

Answer:	The Hallmark Fund has been formed, but has no assets and no shareholders. Pursuant to the Plan, the SBH Fund will transfer all of its assets and liabilities to the Hallmark Fund in return for Class I shares of the Hallmark Fund. Finally, the SBH Fund will distribute the Class I shares of the Hallmark Fund, that it will receive from the Hallmark Fund, to its shareholders. Shareholders of the SBH Fund will thus effectively be converted into Class I shareholders of the Hallmark Fund, and will hold Class I shares of the Hallmark Fund with the same net asset value as the shares of the SBH Fund that they held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any adverse federal or state tax consequences to the SBH Fund or its shareholders. Please refer to the enclosed Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization. Shareholders of the SBH Fund may choose to vote against the Reorganization.

Question 4:	What will happen if the Reorganization is not approved?

Answer:	If the SBH Fund’s shareholders do not approve the Reorganization, then the Board will consider what further action that it deems to be in the best interest of the SBH Fund and its shareholders, including liquidation of the SBH Fund, subject to approval by the SBH Fund’s shareholders if required by applicable law.

Question 5:	Will my vote make a difference?

Answer:	Yes, your vote makes a difference. If numerous shareholders fail to vote, the SBH Fund may not receive enough votes to go forward with the Meeting. Therefore, every vote is important to ensure that the Meeting has a quorum to conduct business and the appropriate amount of shares to approve the proposals.

Question 6:	Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	Reserve Management, the adviser of the Hallmark Fund, will pay all of the expenses relating to the Meeting and the Reorganization.

Question 7:	How do I vote?

Answer:	You may vote by completing, signing, dating and promptly returning the enclosed Proxy Card in the enclosed postage-paid envelope. You may also vote by telephone or on the internet. The telephone number and the internet address are listed on the Proxy Card.

Question 8:	Who do I call if I have questions?

Answer:	We will be happy to answer your questions about the proxy solicitation. Please call, toll-free, (877) 829-8413 on normal business days between 8:00 a.m. and 5:00 p.m. Central time.

COMBINED PROSPECTUS/PROXY STATEMENT DATED NOVEMBER 19, 2004

PROSPECTUS OF HALLMARK MID-CAP GROWTH FUND
a series of
HALLMARK EQUITY SERIES TRUST
1250 Broadway, 32nd Floor
New York, New York 10001
(888) 823-2867

AND

PROXY STATEMENT FOR USE AT A SPECIAL MEETING OF THE SHAREHOLDERS OF
SEGALL BRYANT & HAMILL MID CAP FUND
a series of
ADVISORS SERIES TRUST
615 East Michigan Street
Milwaukee, WI 53202
(877) 829-8413

        This Combined Prospectus/Proxy Statement is being sent to shareholders of the Segall Bryant & Hamill Mid Cap Fund (“SBH Fund” ), a series of Advisors Series Trust (the “Trust” ). The Trust has called a Special Meeting of the shareholders of the SBH Fund (the “Meeting” ) to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan” ) between the Trust, on behalf of the SBH Fund, Segall Bryant & Hamill, (the “Adviser” or “Segall Bryant” ), Hallmark Equity Series Trust (“Hallmark” ), on behalf of Hallmark Mid-Cap Growth Fund (“Hallmark Fund” and together with the SBH Fund, the “Funds”) and Reserve Management Company, Inc. (“Reserve Management” ). Under the Plan, shareholders of the SBH Fund will receive Class I shares of the Hallmark Fund. The shares of the Hallmark Fund received by each shareholder will be equal in total value to their holdings in the SBH Fund as of the closing date of the reorganization proposed by the Plan (the “Reorganization” ).

        This Combined Prospectus/Proxy Statement is a combined proxy statement for the SBH Fund and prospectus for the Hallmark Fund. The Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information about the Hallmark Fund that SBH Fund shareholders should know before considering the Reorganization. The Trust has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Combined Prospectus/Proxy Statement and the accompanying documents. The Meeting is scheduled for December 28, 2004.

        The Reorganization involves three steps:

•	First, the transfer of the assets and liabilities of the SBH Fund, as identified by the Trust (the “net assets”), to the Hallmark Fund in exchange for Class I shares of the Hallmark Fund of equivalent value to the net assets transferred;
•	Second, the pro rata distribution of those Class I shares of the Hallmark Fund to shareholders of record of the SBH Fund as of the effective date of the Reorganization in full redemption of those shareholders’ shares in the SBH Fund; and
•	Third, the liquidation and termination of the SBH Fund.

        As a result of the Reorganization, the SBH Fund shareholders will hold Class I shares of the Hallmark Fund. The Hallmark Fund is a diversified open-end investment management company and a series of Hallmark, a registered open-end investment company organized under laws of the State of Delaware. The Hallmark Fund seeks growth of capital by investing in a portfolio of medium-capitalization companies and, secondarily, to provide income. Reserve Management will be the investment adviser of the Hallmark Fund and Segall Bryant, the investment adviser of the SBH Fund, will continue to have day-to-day portfolio management responsibility

(continued on the following page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Combined Prospectus and Proxy Statement.
Any representation to the contrary is a criminal offense.

as subadviser of the Hallmark Fund. As of August 31, 2004, Reserve Management managed 30 mutual funds, had over $30 billion in assets under management and is one of the largest privately owned investment advisers in the United States. The Reorganization, which involves a transaction whereby the SBH Fund will transfer all of its assets and liabilities to the Hallmark Fund, will offer shareholders continuity in portfolio management while giving them access to Reserve Management’s experience and resources in managing and distributing mutual funds.

        The following documents have been filed with the Securities and Exchange Commission (the “SEC” ) and are incorporated by reference into this Combined Prospectus/Proxy Statement, which means that they are legally considered to be a part of this Combined Prospectus/Proxy Statement:

•	Prospectus and Statement of Additional Information for the SBH Fund both dated August 28, 2004;
•	Annual Report to shareholders of the SBH Fund dated April 30, 2004; and
•	Prospectus and Statement of Additional Information for the Hallmark Fund, both dated November 19, 2004.

        The Prospectus for the Hallmark Fund accompanies this Combined Prospectus/Proxy Statement. The Prospectus for the SBH Fund has been previously mailed to the shareholders of the SBH Fund. Additional information relating to the SBH Fund and the Trust is contained in the Statement of Additional Information of the SBH Fund and additional information relating to the Hallmark Fund and Hallmark is contained in Hallmark’s Statement of Additional Information, which is incorporated by reference into the Hallmark Fund Prospectus.

        This Combined Prospectus/Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which either the Trust or Hallmark has filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The Trust and Hallmark file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust or Hallmark can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at 233 Broadway, New York, New York 10279. Call (202) 942-8090 for information on the operation of the public reference room. Copies of materials incorporated herein by reference and other information regarding the Funds also can be obtained on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

        The Annual Report to Shareholders for the SBH Fund for the fiscal year ended April 30, 2004, containing audited financial statements has been previously mailed to shareholders. Because Hallmark Fund has not yet commenced operations, no Annual Report to Shareholders is available at this time.

        Copies of the SBH Fund’s documents are available upon request and without charge by writing to Segall Bryant Hamill Mid Cap Fund at 615 E. Michigan Street, Milwaukee, WI 53202, or by calling (877) 829-8413. Copies of the Hallmark Fund’s documents are available upon request and without charge by writing to Hallmark Equity Series Trust, 1250 Broadway, 32nd Floor, New York, New York 10001 or by calling (888) 823-2867. If you would like to request a copy of these documents, please do so no later than December 16, 2004 in order to receive them before the Meeting.

        A Statement of Additional Information dated November 19, 2004 relating to the Reorganization is on file with the SEC and is incorporated herein by reference. The Plan, which describes the technical details of how the Reorganization will be accomplished, is attached as Exhibit A to this Combined Prospectus/Proxy Statement. The Statement of Additional Information is available without charge by writing to Hallmark at the address set forth above or by calling Hallmark at (888) 823-2867.

        The Board of Trustees of the Trust is requesting shareholders of the SBH Fund to submit a proxy for voting their shares to be used at the Meeting. The Board of Trustees has fixed the close of business on November 5, 2004 as the record date (the “Record Date” ) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share of the SBH Fund held, with no share having cumulative voting rights. As of the Record Date, the SBH Fund had outstanding 1,167,406.15 shares of beneficial interest, par value $0.01 per share. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the SBH Fund, Attention: Secretary at the address noted above or in person at the time of the Meeting.

The date of this Combined Prospectus/Proxy Statement is November 19, 2004.

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I. SYNOPSIS

        This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Trust for use at the Meeting of shareholders of the SBH Fund, a series of the Trust, to be held at the offices of Reserve Management, 1250 Broadway, 32nd Floor, New York, New York 10001, on December 28, 2004 at 2:00 p.m., Eastern time. The approximate mailing date of this Combined Prospectus/Proxy Statement is November 23, 2004.

        The following synopsis is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement, including documents incorporated by reference, as well as in the Plan. This Combined Prospectus/Proxy Statement is qualified in its entirety by reference to the more complete information contained herein as well as in the Prospectuses of SBH Fund, dated August 28, 2004, and of Hallmark Fund, dated November 19, 2004, which include information about both the SBH Fund and the Hallmark Fund, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

        In this Combined Prospectus/Proxy Statement, the term “Reorganization” refers collectively to a tax-free reorganization involving (i) the acquisition of all of the assets and the assumption of all of the known liabilities of the SBH Fund by the Hallmark Fund (each, a “Fund” and collectively, the “Funds” ) in exchange for an equal aggregate value of Class I shares of the Hallmark Fund to be issued to the SBH Fund and the subsequent distribution of such shares to the shareholders of the SBH Fund in liquidation of the SBH Fund; and (ii) the subsequent termination of the SBH Fund as a series of the Trust in accordance with the laws of the State of Delaware.

A. GENERAL

        At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 11, 2004, the Board, including a majority of the independent trustees (the “Independent Trustees”), meaning those trustees who are not “interested” persons under the Investment Company Act of 1940, as amended (the “1940 Act” ) approved a proposal that the Hallmark Fund acquire the assets and assume the liabilities of the SBH Fund. The Board believes that the proposed Plan and resulting Reorganization is in the best interests of the Fund’s shareholders. In addition, the Board believes that the interests of the SBH Fund’s existing shareholders will not be diluted as a result of the proposed Plan and resulting Reorganization because each such shareholder will receive Class I shares of the Hallmark Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of the SBH Fund outstanding immediately prior to the Reorganization. The Reorganization is expected to be a tax-free transaction for federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about January 4, 2005.

        The Board has approved the Plan and resulting Reorganization, and has approved the submission of the Plan and Reorganization to shareholders for their approval. The Board gave its approval based on the recommendation of Segall Bryant and after consideration of the following factors, among others:

•	following the Reorganization, shareholders of the SBH Fund will remain invested in a mutual fund with a substantially similar investment objective;
•	shareholders will have continuity of portfolio management, as Reserve Management will retain Segall Bryant to act as subadviser to the Hallmark Fund;
•	the total fees and expenses of the Hallmark Fund are substantially lower than those of the SBH Fund, and the Hallmark Fund’s expense limitation is lower than the SBH Fund’s current expense limitation;
•	the benefits to shareholders that may result from a potentially larger asset base;
•	the ability of shareholders to exchange their investment in the Hallmark Fund for Class I shares of other Hallmark funds and for Class R shares of the Reserve Funds, which are money market funds in the Hallmark and Reserve Fund family (“Hallmark/Reserve Funds”);
•	the Reorganization is expected to afford shareholders a tax-free transfer of their assets to the Hallmark Fund; and
•	the Reorganization will not result in dilution of the interests of the SBH Fund’s shareholders.

1

        For a more detailed discussion of the factors considered by the Board in approving the Reorganization, see “Board Consideration of the Reorganization” below.

        The Board of Trustees of Hallmark, including a majority of the Independent Trustees, approved the Plan and the Reorganization at a meeting held on June 23, 2004, contingent upon receipt of the approval by the SBH Fund’s shareholders.

        The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the SBH Fund, at any time prior to the closing, (i) by the Trust if any conditions precedent to the obligations of the Hallmark Fund have not been fulfilled or waived; (ii) by Hallmark if any conditions precedent to the obligations of the SBH Fund have not been fulfilled or waived; or (iii) by mutual consent of the Trust and Hallmark.

        The Hallmark Fund’s investment adviser will pay all of the expenses related to the Reorganization and the Meeting, including costs associated with the solicitation of proxies such as preparing regulatory filings, copying, printing and mailing proxy materials, and legal fees and expenses incurred in connection with the Reorganization and the Meeting. In addition to solicitations by mail, the officers and agents of the SBH Fund also may solicit proxies, without special compensation, by telephone or via the Internet. If the SBH Fund’s shareholders do not approve the Plan and resulting Reorganization, the Board may take any further action as it deems to be in the best interest of the SBH Fund and its shareholders, including liquidation, subject to approval by the shareholders of the SBH Fund if required by applicable law.

B. THE REORGANIZATION

        If the SBH Fund’s shareholders approve the Plan and the Reorganization takes place, then:

•	Hallmark Fund will acquire all of the assets and assume all of the liabilities of the SBH Fund pursuant to the Plan;
•	shareholders of the SBH Fund will become shareholders of Class I of the Hallmark Fund; and
•	the Class I shares of the Hallmark Fund received by shareholders of the SBH Fund will have the same aggregate net asset value as the shares of the SBH Fund held immediately prior to the Reorganization.

        No sales charges will be imposed on the shares of the Hallmark Fund issued in connection with the Reorganization and there are no conversion features applicable to the Class I shares, which means they will not be changed into shares of any other class. The Reorganization has been structured with the intention that it qualifies for Federal income tax purposes as a tax free reorganization under the Internal Revenue Code of 1986, as amended (the “Code” ). Therefore, shareholders should not recognize any gain or loss on the SBH Fund shares for federal income tax purposes as a result of the Reorganization.

C. COMPARISON OF THE SBH FUND AND THE HALLMARK FUND

        The Hallmark Fund has been organized specifically to take in the assets of the SBH Fund and use those assets as a core around which to build a larger, more cost efficient fund than the current SBH Fund within the Hallmark fund family. The following discussion summarizes certain aspects of the SBH Fund and the Hallmark Fund. All such information is qualified by the more complete information set forth in SBH Fund’s Prospectus and Statement of Additional Information and the Hallmark Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference.

1. Investment Objectives and Policies

        The investment objective of both the Hallmark Fund and the SBH Fund is growth of capital with income as a secondary objective. Both Funds have substantially similar investment policies, strategies and restrictions.

        Both Funds seek to achieve their investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, each Fund will invest at least 80% of its net assets in equity securities of domestic companies whose shares have a stock market value (“market capitalization” ) of between $1 billion and $15 billion, within the average capitalization range of the Russell Midcap Index.

2

        The Funds will primarily hold securities listed on a securities exchange or quoted on an established over-the-counter market. Each Fund may make limited investments in illiquid securities. The securities each Fund purchases may not always be purchased on the principal market for the issuer’s securities. For example, depositary receipts for foreign securities may be purchased if trading conditions make them more attractive than the underlying security.

        In addition to common stocks and securities that are convertible into common stocks, each Fund may invest in money market mutual funds in connection with its management of daily cash positions and the Hallmark Fund may invest its cash in affiliated money market funds and may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund. By investing in other investment companies, each Fund indirectly pays a portion of the expenses and brokerage costs of those companies as well as its own expenses. Federal securities laws impose limits on such investments, which may affect the ability of a Fund to purchase those investments.

        Each Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies in connection with its investments in foreign securities, but will not speculate in foreign currencies. Both funds may invest in warrants or similar rights. Both Funds are permitted to invest in government obligations, foreign securities, corporate bonds, preferred stocks and illiquid securities. Each Fund may make short sales of securities and may write and sell covered put option contracts. Both Funds may purchase and sell stock index futures contracts.

2. Investment Advisory Services

        Segall Bryant, 10 South Wacker Drive, Suite 2150, Chicago, Illinois 60606, currently serves as the investment adviser of the SBH Fund. The SBH Fund pays Segall Bryant a monthly management fee equal to 0.75% annually of its average daily net assets. For the fiscal year ended April 30, 2004, the SBH Fund also paid 1.05% in other expenses. For the Hallmark Fund, most of these expenses are included in the 1.00% comprehensive management fee. The total expenses of the SBH Fund for the fiscal year ended April 30, 2004, were 2.05% (1.40% after the contractual fee waiver).

        Reserve Management, 1250 Broadway, 32nd Floor, New York, New York 10001, will serve as investment adviser to the Hallmark Fund. The Hallmark Fund pays Reserve Management a comprehensive management fee equal to 1.00% annually of the Class I average daily net assets. The comprehensive management fee includes the advisory fee, all administrative and customary operating expenses of the Hallmark Fund, including shareholder liaison services, record keeping charges, accounting expenses, and transfer agent costs which are not included in the Segall Bryant management fee. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, all government imposed fees and expenses, including the cost of registering shares under Federal and state law, and the fees and expenses of the Independent Trustees.

        The total Hallmark Fund Class I expenses under the proposed fee arrangement are estimated to be 1.00%. For the fiscal year ended April 30, 2004, the SBH Fund paid total expenses of 1.40% under its current management fee arrangements, after taking into consideration the Fund’s contractual fee waiver. Without the fee waiver, the total expenses of the SBH Fund would have been 2.05%.

        Segall Bryant will serve as subadviser to the Hallmark Fund. The subadviser will be compensated for its services to the Hallmark Fund from the fees that Reserve Management receives for its services as adviser.

3. Fees and Expenses

        The total annual operating expense ratio of the Hallmark Fund after the Reorganization is expected to be lower than that of the SBH Fund. SBH shareholders will not be charged any fees in connection with the Reorganization.

3

        The following table sets forth the fees and expenses if you buy and hold shares of either Fund. The information shown below for the Hallmark Fund is based upon estimated annualized fees and expenses the Hallmark Fund expects to incur during its initial fiscal year, assuming the Reorganization had taken place on July 30, 2004.

	Actual SBH Fund		Pro Forma Hallmark Fund Class I Shares
Shareholder Fees (fees paid directly from a shareholder’s investment):
Redemption Fee (as a percentage of amount redeemed)	1.00%	(a)	None	(b)
Maximum Sales Charge (Load) imposed on purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None

Total Annual Fund Operating Expenses (expenses are deducted from Fund assets, as a percentage of average net assets):
Investment Advisory Fees	0.75%		1.00%	(d)
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	1.05%		0.00%	(e)

Total Annual Fund Operating Expenses	2.05%		1.00%
Fee Waiver and Expense Reimbursement	(0.65%)	(c)	None

Net Annual Fund Operating Expenses	1.40%		1.00%

(a)	The redemption fee applies only to those shares purchased at net asset value and that have been held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(b)	The Hallmark Fund charges a 2.00% early redemption fee for shares sold or exchanged within 15 days or less from the time they are acquired. A $2 fee may be charged for redemption checks issued by the Fund for less than $100 and a $10 fee may be charged for wire redemptions of less than $10,000. A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than the minimum balance of $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. The early redemption fee is paid to the Hallmark Fund to help offset the costs of short-term trading.
(c)	Segall Bryant has contractually agreed to waive its fees and/or absorb expenses of the SBH Fund until such contractual arrangement is terminated by the Board of Trustees, to ensure the SBH Fund’s Net Annual Fund Operating Expenses will not exceed 1.40%. Under this expense reimbursement agreement, Segall Bryant may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the SBH Fund’s current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Expenses that have not been reimbursed as of the date of the Reorganization will not be carried forward and be eligible for reimbursement by the Hallmark Fund. Without the expense reimbursement, the Total Annual Operating Expenses of the SBH Fund would be 2.05%.
(d)	The Hallmark Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Hallmark Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, and the fees and expenses of the Independent Trustees, for which the Hallmark Fund pays its direct or allocated share.
(e)	Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, and the fees and expenses of the Independent Trustees, for which the Hallmark Fund will pay its direct or allocated share. Although the Hallmark Fund has not yet commenced operations, it estimates that these Other Expenses will be less than 0.005%.

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Examples:

        These examples assume that a shareholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has 5% return each year, and that each Fund’s net operating expenses remain the same. Although a shareholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

Cumulative Expenses Paid on Shares of each Fund for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
SBH Fund	$143	$443	$766	$1,680

Hallmark Fund
Class I Shares	$105	$328	$568	$1,258

Combined Fund
Class I Shares	$105	$328	$568	$1,258

        The examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples. If you purchase shares through a financial intermediary, that financial intermediary may charge a separate or additional fee for purchases and sales of shares. See “The Reorganization — Potential Benefits to Shareholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

4. Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

        Purchase, Redemption and Exchange Procedures. The purchase and redemption procedures of the SBH Fund and the Hallmark Fund are substantially similar. However, the Hallmark Fund will charge an early redemption fee of 2.00% on sales or exchanges of shares held for 15 days or less. The SBH Fund currently imposes a redemption fee of 1.00% on shares held less than 60 days. The following table details the purchase, redemption and exchange features of the SBH Fund and the Hallmark Fund. The SBH Fund currently offers one class. The Hallmark Fund offers Class R and Class I shares. SBH Fund shareholders will receive Class I shares of the Hallmark Fund upon consummation of the Reorganization.

	SBH Fund	Hallmark Fund Class I	Hallmark Fund Class R
Minimum Initial Purchase/Additional Investment	$1,000/$250 ($500 minimum initial purchase for UGMA/UTMA, IRAs and certain other tax-deferred accounts)	$250,000/$100	$1000**/$100

Purchases	By telephone, mail or wire, or through the Automatic Investment Plan and approved brokers and their agents	By telephone, mail or wire, through the Exchange Privilege or through third parties such as broker dealers or financial institutions	By telephone, mail or wire, through the Exchange Privilege, through third parties such as broker dealers or financial institutions, or through the Hallmark Automatic Asset Builder PlanSM

Redemptions	By telephone, mail or wire, or through the Automatic Withdrawal Program ($1,000 minimum on wire redemptions) or through approved brokers and their agents.*	By telephone, mail or wire, through the Exchange Privilege or through third parties such as broker dealers or financial institutions, by check or by wire. A $2 fee for checks redemptions of less than $100 or a $10 fee for wire redemptions of less than $10,000 may be imposed.*	By telephone, mail or wire, through the Exchange Privilege or through third parties such as broker dealers or financial institutions, through the Hallmark Account Transfer Plan, by check or by wire. A $2 fee for check redemptions of less than $100 or a $10 fee for wire redemptions of less than $10,000 may be imposed.*

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	SBH Fund	Hallmark Fund Class I	Hallmark Fund Class R
Exchange privileges	None.	Yes, each class of shares will have exchange privileges with the same class of other Hallmark Funds and former SBH Fund shareholders may exchange their shares for Class R shares of the Reserve money market funds. Shareholders may be required to meet certain investment minimums when exchanging shares.	Yes, each class of shares will have exchange privileges with the same class of other Hallmark and Reserve Funds.

*	An early redemption fee of 1.00% and 2.00%, respectively, is imposed on shares of the SBH Fund held for less than 60 days and on shares of the Hallmark Fund held for 15 days or less before the redemption or exchange.
**	$250 for an IRA.

        The SBH Fund calculates its net asset value per share (NAV) once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Hallmark Fund will calculate its NAV at the close of regular trading on the New York Stock Exchange.

        See “How to Invest” in the SBH Fund’s Prospectus for a discussion of purchase and redemption procedures for the SBH Fund and “How to Buy Shares” and “Selling Fund Shares” in the Hallmark Fund’s Prospectus for a discussion of purchase and redemption procedures for the Hallmark Fund. The Hallmark Fund Class I investment minimums will be waived for former SBH Fund shareholders.

        Distribution and Shareholder Servicing Plans. The SBH Fund has adopted a plan of distribution pursuant to Rule 12b-1, pursuant to which the SBH Fund may pay distribution and related expenses up to 0.25% of its average net assets to Segall Bryant which coordinates the payments to the 12b-1 distribution and service providers. If the Reorganization is approved, SBH Fund shareholders will not be subject to any distribution and shareholder servicing fees because they will be issued Class I shares of the Hallmark Fund, which are not subject to a 12b-1 plan.

        Distribution of the Funds. The Hallmark Fund is distributed by Resrv, a member of the National Association of Securities Dealers, Inc. (“NASD” ). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc. Resrv is located at 1250 Broadway, New York, New York 10001-3701.

        Quasar Distributors, LLC (“Quasar”) acts as distributor of the SBH Fund. As such, Quasar is responsible for all purchases, sales, redemptions and other transfers of shares of the SBH Fund. Quasar is located at 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.

        Sales Charges. The SBH Fund and the Hallmark Fund do not impose any sales charge. The SBH Fund imposes a redemption fee of 1.00% on shares held less than 60 days. The Hallmark Fund charges an early redemption fee of 2.00% on shares held 15 days or less and reserves the right to limit or terminate the ability of any shareholder making frequent purchases or sales or exchanges to purchase or exchange shares.

        Distributions. The dividend and distribution policies of the SBH Fund and the Hallmark Fund are identical. The SBH Fund and the Hallmark Fund declare dividends and capital gains annually. Distributions of dividends and capital gains, if any, typically are declared and paid in December. See “Distributions and Taxes” in the SBH Fund’s Prospectus and “Tax Consequences” in the Hallmark Fund’s Prospectus for a discussion of such policies.

D.  PRINCIPAL RISK FACTORS

SBH Fund and Hallmark Fund

        The SBH Fund has substantially the same risk factors as the Hallmark Fund. The principal risk factors are summarized below.

        An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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        Stock Market Risk. Many factors affect the Funds’ performance. While stocks have historically been a leading choice of long-term investors, the Funds’ share prices change daily based on changes in market conditions in response to economic, political and financial developments. As a result, an investor could lose money on an investment in the Funds.

        Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better or worse than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the investment adviser of the Fund believes is representative of its full value or that it may go down in price.

        Medium Sized Companies. Medium sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and therefore, their securities may be more volatile than the securities of larger, more established companies. Medium sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a medium sized company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. The Funds tries to minimize this risk by investing in stocks that are more readily bought and sold.

        Foreign Securities. The Funds may purchase foreign equity and debt securities, including foreign government securities. Foreign securities markets generally are not as developed or efficient as those in the U.S. and securities traded there are generally less liquid and more volatile than those traded in the U.S. The Funds may also invest in developing countries, which entail additional risks.

        Foreign investing involves special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, investment in developing countries involves exposure to economic structures that are typically less diverse and mature than in the U.S., and to political systems that are less stable. The value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign-currency exchange rates and exchange-control regulations, and the Funds may incur costs in connection with conversions between various currencies. Further, a portion of a Fund’s revenues could be received in foreign currencies and, therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar.

        Interest Rate Risk. Interest rate increases can cause the market value of a debt security to decrease. Interest rate decreases can cause the yield on debt securities to decrease.

        Defensive Strategies. Either Fund may not achieve its investment objective if it temporarily holds up to 100% of its assets in cash or cash equivalents, including shares of affiliated money market funds. This may occur during periods of market instability or due to other adverse market, economic or political conditions.

II.  THE REORGANIZATION

        A.  THE PLAN

        Shareholders of the SBH Fund are being asked to approve the Plan. The terms and conditions under which the Reorganization for the SBH Fund will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

        The Plan contemplates (i) the Hallmark Fund acquiring all of the assets of the SBH Fund in exchange solely for shares of the Hallmark Fund and the assumption by the Hallmark Fund of all of the SBH Fund’s liabilities, if any, as of the closing date, and (ii) the distribution on the closing date of those shares to the shareholders of the SBH Fund. SBH Fund shareholders will receive Class I shares of the Hallmark Fund. The Trust will identify all of the SBH Fund’s liabilities as of the valuation date.

        The value of the SBH Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Hallmark Fund and the net asset value of a share of the SBH Fund will be determined as of the close of regular trading on the NYSE on the valuation date, after the declaration of any dividends on the valuation date, and will be determined in accordance with the valuation procedures described in the Trust’s Declaration of Trust and the

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SBH Fund’s Prospectus and Statement of Additional Information. The Plan provides that Reserve Management will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Combined Prospectus/Proxy Statement and legal costs. The closing date is expected to be on or about January 4, 2005.

        As soon as practicable after the closing date, the SBH Fund will distribute pro rata to its shareholders of record the Class I shares of the Hallmark Fund it receives in the Reorganization, so that the SBH Fund shareholders will receive a number of Class I shares of the Hallmark Fund equal in value to his or her holdings in the SBH Fund. The SBH Fund will terminate as a series of the Trust soon thereafter. Such distribution will be accomplished by opening accounts on the books of the SBH Fund in the names of the Hallmark Fund shareholders and by transferring thereto the shares of the Hallmark Fund previously credited to the account of the SBH Fund on those books. Each shareholder account shall be credited with the pro rata number of the Hallmark Fund’s Class I shares. Accordingly, immediately after the Reorganization, each former shareholder of the SBH Fund will own Class I shares of the Hallmark Fund that will be equal to the value of that shareholder’s shares of the SBH Fund immediately prior to the Reorganization. Any special options (for example, automatic investment plans on currently existing Fund shareholder accounts) will automatically transfer to the new accounts. Following the transfer of the assets and liabilities of the SBH Fund to the Hallmark Fund and the distribution of the shares of the Hallmark Fund to the shareholders of the SBH Fund, the Trust will take action to terminate the SBH Fund as a series of the Trust under Delaware law.

        The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. For instance, the Plan may be terminated and the Reorganization abandoned at any time prior to the closing date by the Trust’s Board of Trustees and Hallmark’s Board of Trustees if either determines that the Reorganization would disadvantage their respective funds. The Plan may be amended, by mutual agreement of the parties, at any time prior to the closing date with respect to the terms therein, including changing the valuation date or the closing date, except that no amendment may be made to the provisions for determining the shares to be issued to the SBH shareholders without seeking further shareholder approval and any amendment must conform to all applicable laws. The obligations of the Trust, on behalf of the SBH Fund, and Hallmark, on behalf of the Hallmark Fund, pursuant to the Plan are subject to various conditions, including approval of the Reorganization by the shareholders of the SBH Fund, an opinion of counsel being received as to tax matters, opinions of counsel being received as to certain securities law matters, and the continuing accuracy of various representations and warranties of the SBH Fund and the Hallmark Fund being confirmed by the respective parties.

        B.  REASONS FOR THE REORGANIZATION

        On March 11, 2004, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Agreement and Plan and the submission of the Agreement and Plan to the shareholders of the SBH Fund for approval. On June 23, 2004, the Board of Trustees of Hallmark, including all of the Independent Trustees, approved the Agreement and Plan.

        The Board of Trustees of the Trust determined that if the shareholders of the SBH Fund approve the Reorganization at the Meeting, and certain conditions are either met or waived (including the condition that the Board of Trustees of the Trust and the Board of Trustees of Hallmark continue to believe that the Reorganization is in the best interests of the shareholders of the SBH Fund and the Hallmark Fund, respectively), it is presently anticipated that the Reorganization will take place on or about January 4, 2005. The Board of Trustees of the Trust and the Board of Trustees of Hallmark may accelerate or delay the closing date of the Reorganization based on their mutual agreement.

        The proposed Reorganization will consolidate two similar funds. Segall Bryant and Reserve Management believe that the Reorganization will benefit SBH Fund shareholders. Following the Reorganization, SBH Fund shareholders will remain invested in an open-end fund with a similar investment objective and similar investment strategies and risks. Following the Reorganization, SBH Fund shareholders will become shareholders of Hallmark, which is part of the larger Reserve fund complex, and which has a substantially larger distribution network. The Trustees of the SBH Fund considered the following matters in approving the Plan:

•	First, annual Fund expenses under the Reserve Management comprehensive management fee would be 1.00% compared to the current annual SBH Fund expenses of 2.05% (1.40% after the current fee waiver).

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•	Second, the Hallmark Fund is part of a diverse family of mutual funds, and, as shareholders of the fund resulting from the reorganization (the “Combined Fund”) the current SBH shareholders will be able to exchange their shares for Class I shares of other Hallmark funds and for Class R shares of the Reserve funds.
•	Third, while Segall Bryant will manage the assets of the Combined Fund on a day-to-day basis as its subadviser, Reserve Management will be responsible for the overall management of the Combined Fund’s operations, including supervision of compliance with the Fund’s investment guidelines and regulatory restrictions. The Combined Fund will benefit from Reserve Management’s experience and resources in managing and distributing mutual funds. As of August 31, 2004, Reserve Management had approximately $30.2 billion in assets under management.
•	Fourth, SBH Fund shareholders will receive Class I shares of the Hallmark Fund in the Reorganization, which are not subject to a Rule 12b-1 fee. SBH Fund shareholders are currently subject to a Rule 12b-1 fee calculated at an annual rate of 0.25% of average net assets.
•	Fifth, Reserve Management and its affiliates have greater potential for increasing the size of the Combined Fund due to RMCI’s experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the SBH Fund. If this potential for a larger asset base is realized, in the portfolio manager’s opinion, it should increase the portfolio management options available to the Combined Fund.
•	Sixth, shareholders of the Combined Fund would enjoy continuity of portfolio management because Segall Bryant will serve as subadviser to the Hallmark Fund, which would not be the case under certain other alternatives. The current portfolio manager of the SBH Fund will be the portfolio manager of the Combined Fund.

        The Board of Trustees of the SBH Fund and the Board of Trustees of the Hallmark Fund also considered that each Fund’s respective investment adviser will benefit from the Reorganization. Because the Combined Fund will be the accounting successor to the SBH Fund and will assume the SBH Fund’s financial reporting and performance record, Hallmark expects to be able to increase the Combined Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Such an increase in size benefits Hallmark by increasing its management fees and accelerating the point at which management of the Hallmark Fund is profitable to Hallmark. As subadviser to the Hallmark Fund, Segall Bryant would similarly benefit from increased assets. In addition, Segall Bryant and Reserve Management believe that shareholders of the SBH Fund are likely to benefit from reduced overall operating expenses as a result of becoming shareholders of Hallmark.

        The Board of Trustees of the Trust concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. No sales charge or fee of any kind will be charged to the shareholders of the SBH Fund in connection with their receipt of the shares of the Hallmark Fund in the Reorganization, and Reserve Management will be paying all cost associated with this Reorganization. In approving the Reorganization, the Board of Trustees of the Trust determined that the interests of existing shareholders of the SBH Fund would not be diluted as a result of the Reorganization.

        C.  FEDERAL INCOME TAX CONSEQUENCES

        General. Consummation of the Reorganization is conditioned upon the receipt of an opinion of counsel as to tax matters. In addition, approval of the Agreement and Plan requires the affirmative vote of shareholders representing a majority of the outstanding shares of the SBH Fund entitled to be cast thereon. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. The SBH Fund has elected and qualified, and the Hallmark Fund intends to elect and qualify, for the special tax treatment afforded “regulated investment companies” under the Code, and the Hallmark Fund intends to continue to so qualify after the Reorganization. The Trust and Hallmark expect to receive an opinion of counsel to the effect that for Federal income tax purposes:

•	the transfer of substantially all of the assets of the SBH Fund to the Hallmark Fund in exchange solely for shares of the Hallmark Fund as provided in the Agreement and Plan will constitute “reorganization”

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within the meaning of Section 368(a)(1)(F) of the Code, and the SBH Fund and Hallmark Fund will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code;
•	in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the SBH Fund as a result of the asset transfer solely in exchange for shares of the Hallmark Fund or on the distribution of the shares of the Hallmark Fund to the shareholders of the Hallmark Fund under Section 361(c)(1) of the Code;
•	under Section 1032 of the Code, no gain or loss will be recognized to the Hallmark Fund on the receipt of assets of the SBH Fund in exchange for the Hallmark Fund shares;
•	in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the SBH Fund on the receipt of shares of the Hallmark Fund in exchange for their shares of the SBH Fund;
•	in accordance with Section 362(b) of the Code, the tax basis of the assets of the SBH Fund in the hands of the Hallmark Fund will be the same as the tax basis of such assets in the hands of the SBH Fund immediately prior to the consummation of the Reorganization;
•	in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of the Hallmark Fund received by the shareholders of the SBH Fund in the Reorganization will be equal to the tax basis of the shares of the SBH Fund surrendered in exchange;
•	in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of the Hallmark Fund will be determined by including the period for which such shareholder held the shares of the SBH Fund exchanged therefor, provided, that the SBH Fund shares were held as a capital asset;
•	in accordance with Section 1223 of the Code, the Hallmark Fund’s holding period with respect to the SBH Fund assets transferred will include the period for which such assets were held by the SBH Fund; and
•	pursuant to Section 381(a) of the Code and regulations thereunder, the Hallmark Fund will succeed to and take into account certain tax attributes of the SBH Fund, such as earnings and profits, capital loss carryovers and method of accounting.

        Regardless of whether the acquisition of the assets and liabilities of the SBH Fund qualifies as a tax-free reorganization as described above, the sale of securities by the SBH Fund prior to the Reorganization in the ordinary course of business may result in a taxable distribution to the SBH Fund shareholders. In addition, the SBH Fund has certain beneficial tax attributes, such as capital loss carryforwards. Regardlesss of whether the Reorganization qualifies as a “reorganization” for federal tax purposes as described above, the Hallmark Fund’s ability to use such attributes carried over from the SBH Fund may be limited.

        Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

        Status as a Regulated Investment Company. The SBH Fund has elected and qualified, and the Hallmark Fund intends to elect and qualify, to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, the Hallmark Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of the Class I shares of the Hallmark Fund to the shareholders of the SBH Fund, the Trust will terminate the SBH Fund as a series of the Trust.

III.  COMPARATIVE INFORMATION ABOUT THE SBH FUND AND THE HALLMARK FUND

        The SBH Fund is a series of Advisors Series Trust, organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996 pursuant to an Agreement and Declaration of Trust dated October 3, 1996 (“Declaration of Trust” ). The Hallmark Fund is a series of the Hallmark Equity Series Trust. The Hallmark Equity Series Trust was organized as a Delaware statutory trust under the laws of the State of Delaware on April 22, 1993. The operations of the SBH Fund are governed by the Trust’s Declaration of Trust and bylaws and by Delaware law. The operations of the Hallmark Fund are governed by Hallmark’s Declaration of Trust (the “Trust Instrument” ) and bylaws and by Delaware law. The SBH Fund and the Hallmark Fund are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

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         A.   COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

        Hallmark is authorized to issue shares of beneficial interest in separate portfolios (series). The Trust Instrument of Hallmark authorizes the Trustees to create an unlimited number of series in the Trust. Hallmark currently has eight series outstanding, and may organize other series in the future.

        Within each series of Hallmark, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Hallmark Fund intends to offer Class I and Class R shares, each with a different arrangement for shareholder services and/or the distribution of shares.

        Each share of a given class and series represents an equal proportionate interest in the Hallmark Fund and is entitled to such dividends and distributions out of the net income and capital gains belonging to the Hallmark Fund when declared by the Trustees. In the event the Hallmark Fund were to be liquidated in the future, shareholders would be entitled to share pro rata in the net assets belonging to the Hallmark Fund available for distribution. Each share of a given class and series has identical voting, dividend, redemption, liquidation, and other rights. When issued, each share is fully paid and nonassessable by Hallmark, has no preemptive or subscription rights, and is fully transferable. There are no conversion rights.

        The Trust is also authorized to issue shares of common stock in separate series. The Declaration of Trust authorizes the Trustees to create an unlimited number of series. Only the SBH Fund, and no other series of the Trust, is participating in the Reorganization. Within each series, the Trustees may create an unlimited number of classes. There is only one class of the SBH Fund currently outstanding. Shares of the SBH Fund are also fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by their governing boards, and are freely transferable.

        The assets and proceeds received by the Trust or Hallmark from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books and accounts of the Trust or Hallmark. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses.

1.  Meetings

        Neither the SBH Fund nor the Hallmark Fund hold regular or annual shareholder meetings. The Trustees of the SBH Fund may call shareholder meetings as necessary. The Trustees of the Hallmark Fund may also call shareholder meetings as necessary. Under both the Declaration of Trust and the Trust Instrument, special meetings of shareholders of the Funds shall be called upon the written request of shareholders owning shares representing at least ten percent of the outstanding shares entitled to vote. Forty percent of the shares of the SBH Fund entitled to vote constitutes a quorum at a shareholder meeting. One-third of the shares of the Hallmark Fund entitled to vote constitutes a quorum at a shareholder meeting.

2.  Shareholder Liability

        Delaware law provides that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust.

3.  Liability of Trustees

        The Trust’s Declaration of Trust provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as Trustees and that the Trust shall also indemnify its Trustees and officers to the full extent permitted by Delaware law and the 1940 Act. Similarly, the Trust Instrument of Hallmark provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust and Hallmark may purchase insurance for Trustees to cover potential liabilities and will generally indemnify a trustee against such claims upon satisfaction of certain procedural requirements.

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4.  Voting Requirements

        Shareholders of the Trust have power to vote only for the election or removal of Trustees and with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There is no cumulative voting with respect to the election of Trustees.

        The Hallmark shareholders have the power to vote only for the election and removal of Trustees and with respect to such additional matters relating to Hallmark as may be required by law, the Trust Instrument, or the Bylaws or any registration of Hallmark with the SEC or any State, or as the Trustees may consider desirable. A shareholder of each series is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Each share class shall vote separately on matters pertaining only to a class. There is no cumulative voting.

        Both the Trust’s Declaration of Trust and Hallmark’s Trust Instrument and their respective bylaws provide that any action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, except a plurality is required to elect a Trustee and a vote of shareholders holding not less than two-thirds of the shares then outstanding is required to remove a Trustee and except as otherwise provided in the applicable laws, regulations, or rules or orders of the SEC.

5.  Liquidation or Dissolution

        Upon termination of the Trust after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, the Trustees will distribute the proceeds held to shareholders ratably according to the number of shares the shareholders on the date of termination.

        In the event of the liquidation or dissolution of the Hallmark Fund, the Trustees shall distribute the assets of the Hallmark Fund ratably among the holders of shares of that Series then outstanding to the shareholders, according to their respective rights, after accounting for fund liabilities of the Hallmark Fund.

        The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, the Trust Instrument of Hallmark, their respective Bylaws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Instrument, Bylaws and Delaware law directly for more complete information.

         B.  COMPARATIVE INFORMATION ON INVESTMENT RESTRICTIONS

        Certain Investment Restrictions. The SBH Fund and the Hallmark Fund are each subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the 1940 Act) of a Fund. However, investment restrictions that are not fundamental may be changed by the Trustees, as the case may be, without shareholder approval. The table below compares certain fundamental and non-fundamental investment restrictions of the SBH Fund and the Hallmark Fund. Fundamental restrictions are followed by a “(F);” non-fundamental restrictions are followed by an “(nf)” .

        In general, if any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund’s assets will not constitute a violation of the restriction. The Hallmark Fund is permitted to invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating its investment restrictions.

RESTRICTION	SBH FUND	HALLMARK FUND
INVESTMENT OBJECTIVE	Seeks growth of capital with income as a secondary objective.(F)	Seeks growth of capital with income as a secondary objective.(F)

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RESTRICTION	SBH FUND	HALLMARK FUND
SENIOR SECURITIES & BORROWING

Will not issue senior securities borrow money or pledge its assets, except that (i) it may borrow on an unsecured basis from banks for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit the SBH Fund from engaging in options or futures transactions or short sales.(F)

Will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; and will not issue senior securities as defined in the 1940 Act except that it may borrow money in accordance with the above limitation.(F)

Will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; however, this restriction shall not prohibit the Fund from engaging in options or futures transactions or short sales.(nf)

LENDING

Will not make loans of money. May lend its portfolio securities in an amount not exceeding 33% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.(F)

Will not make loans, except that it may lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets.(F)

ILLIQUID SECURITIES/ RESTRICTED

Will not invest more than 15% of its net assets in securities, which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Board of Trustees to be liquid).(nf)

Will not invest more than 15% of its net assets in securities for which a liquid trading market does not exist and will not invest in restricted securities, if such securities together with other illiquid securities, would constitute more than 15% of its net assets, unless the Board of Trustees has determined that such securities are liquid.(nf)

PURCHASES OF MARGIN SECURITIES	Will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. (nf)

Will not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, each Fund may make margin deposits in connection with options and financial futures transactions.(F)

OTHER INVESTMENT COMPANIES

Will not invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.(nf)

May invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.(nf)

DIVERSIFICATION	Diversified	Diversified.

INDUSTRY CONCENTRATION	Will not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities).(F)

Will not invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; except to the extent that its investments are concentrated exclusively in U.S. government securities and repurchase agreements secured by such obligations. (F)

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RESTRICTION	SBH FUND	HALLMARK FUND
REAL ESTATE & COMMODITIES

Will not purchase or sell real estate or interests in real estate or real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) and will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.(F)

Will not purchase, sell or otherwise invest in real estate or commodities or commodity contracts except each Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts. (F)

UNDERWRITING	Will not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).(F)

Will not act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.(F)

EXERCISING CONTROL	No fundamental or non-fundamental restriction.

May not invest for the purpose of exercising control as a matter of operating policy with respect to investing for control of portfolio companies. While the Hallmark Fund has no current intention of investing in companies for the purposes of obtaining or exercising control, it may do so upon the approval of the Board of Trustees.(nf)

JOINT ACCOUNTS	The Fund will not participate on a joint or joint-and-several basis in any securities trading account. (nf)	No fundamental or non-fundamental restriction.

FUND NAME

May not make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the SBH Fund’s name without first providing its shareholders with at least 60 days prior notice.(nf)

May not make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Hallmark Fund’s name without providing its shareholders with at least 60 days prior notice. (nf)

WARRANTS	Will not invest in warrants if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of its total assets.(nf)	May invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the investment advisor for inclusion in the Hallmark Fund’s portfolio.(nf)

C.   CAPITALIZATION

        The Combined Fund will be the accounting successor to the SBH Fund after consummation of the Reorganization and will assume the SBH Fund’s accounting history for purposes of financial statements, taxes and performance history. Accordingly, the pro forma capitalization of the Combined Fund will be identical to the capitalization of the SBH Fund, shown in the tables below as of September 30, 2004. The SBH Fund currently offers one class of shares. The Hallmark Fund has not commenced operations.

        The following table sets forth as of September 30, 2004, (i) the capitalization of the SBH Fund and (ii) the capitalization of the Class I shares and Class R shares of the Hallmark Fund as adjusted to give effect to the Reorganization.

	SBH	Hallmark Fund Class I	Hallmark Fund Class R

Net Assets	$15,519,528.19	$15,519,528.19	—
Net Asset Value Per Share	$ 13.00	$ 13.00	—
Shares Outstanding	1,193,809.858	1,193,809.858	—

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        The tables below set forth the net assets of the SBH Fund as of its last three fiscal year ended April 30 and as of September 28, 2004.

	As of September 28, 2004	As of April 30, 2004	As of April 30, 2003	As of April 30, 2002

Net Assets	$15,519,528.15	$15,480,389	$11,360,914	$12,652,803

        As of the date of this Combined Prospectus/Proxy Statement, the Hallmark Fund has not yet commenced operations, therefore, the Hallmark Fund does not have any assets or prior history of investment operations. The Hallmark Fund was organized for the purpose of continuing the investment operations of the SBH Fund.

        Board’s recommendation. For the reasons discussed above under the caption “Reasons for the Reorganization,” the Board of Trustees of the SBH Fund, including the Independent Trustees, unanimously approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of the SBH Fund. Similarly, the Board of Trustees of Hallmark, including the Independent Trustees, determined that the Reorganization is in the best interests of the Hallmark Fund and unanimously approved the Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
REORGANIZATION FOR THE SBH FUND.

D.  COMPARISON OF INVESTMENT ADVISORY ARRANGEMENTS

        Investment Advisers. Segall Bryant serves as the investment adviser to the SBH Fund, pursuant to an investment advisory agreement (the “SBH Advisory Agreement” ) between the Trust, on behalf of the SBH Fund, and Segall Bryant. David Kalis is principally responsible for the portfolio management of the SBH Fund. Segall Bryant is a Minnesota partnership which is approximately 43% owned by Dougherty Advisory Services LLC (“Dougherty” ), and 43% owned by SBGP Holdings, Inc. (“SBGP Holdings” ). Dougherty is wholly owned by Dougherty Financial Group LLC. SBGP Holdings is 50% owned by Ralph M. Segall, and 50% by C. Alfred Bryant, both Managing Partners of Segall Bryant. The remaining 14% of Segall Bryant is owned by SBHE LLC, the members of which are employees of Segall Bryant.

        Reserve Management serves as the investment adviser to the Hallmark Fund, pursuant to an investment advisory agreement (the “Hallmark Advisory Agreement” ) with Hallmark, on behalf of the Hallmark Fund. Reserve Management was organized as an investment adviser in 1971 and offers investment advisory services to 30 portfolios of registered investment companies. Reserve Management had approximately $30.2 billion in assets under management as of August 31, 2004. The address of the principal executive offices of Reserve Management is 1250 Broadway, 32nd Floor, New York, New York 10001. Reserve Management is a privately-held New Jersey corporation.

        Subadviser. Reserve Management, the investment adviser for the Hallmark Fund, has contracted with Segall Bryant to act as subadviser to the Hallmark Fund pursuant to a Sub-Investment Management Agreement between Reserve Management, Segall Bryant and the Hallmark Fund. As subadviser, Segall Bryant will provide day-to-day management of the investment operations of the Hallmark Fund. Segall Bryant has been the investment advisor to the SBH Fund since 1999.

1.  Advisory Agreement — SBH Fund

        The following is a summary of the material terms of the SBH Fund’s investment advisory agreements with Segall Bryant (the “SBH Advisory Agreement”). The SBH Advisory Agreement may be renewed annually provided such renewal is approved annually by: (i) the Trust’s Board of Trustees; or (ii) by a majority vote of the outstanding voting securities of the SBH Fund and the vote of a majority of the Independent trustees. The SBH Advisory Agreement will automatically terminate in the event of its “assignment,” as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days written notice to the other party by: (i) the trustees of the Trust or by vote of a majority of the outstanding voting securities of the SBH Fund; or (ii) Segall Bryant.

        Segall Bryant has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the SBH Advisory Agreement. With respect to the operation of the SBH Fund, the Segall Bryant has agreed to be responsible for the expenses of printing and distributing extra copies of the SBH Fund’s prospectus, SAI, and sales and advertising materials (but not the legal, auditing or accounting fees attendant

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thereto) to prospective investors (but not to existing shareholders); and the costs of shareholder meetings convened for the primary benefit of Segall Bryant.

        The SBH Fund pays Segall Bryant monthly compensation computed daily at an annual rate of 0.75% of the SBH Fund’s net assets for advisory services. In addition to the fees for advisory service and administration, the SBH Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the SBH Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the SBH Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the SBH Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of Segall Bryant or the SBH Fund’s administrator; insurance premiums on property or personnel of the SBH Fund which inure to its benefit, including liability and fidelity bond insurance; the cost certain communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the SBH Advisory Agreement.

        Segall Bryant has contractually agreed to reduce fees payable to it by the SBH Fund and to pay SBH Fund operating expenses to the extent necessary to limit the SBH Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”). Any such reductions made by Segall Bryant in its fees or payment of expenses which are the SBH Fund’s obligation are subject to reimbursement by the SBH Fund to Segall Bryant, if so requested by Segall Bryant, in subsequent fiscal years if the aggregate amount actually paid by the SBH Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the SBH Fund’s expenses. Segall Bryant is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.

Segall Bryant Advisory Fees Waived & Expenses Reimbursed

	For the Fiscal Year Ended April 30, 2004	For the Fiscal Year Ended April 30, 2003	For the Fiscal Year Ended April 30, 2002
Fees Accrued	$105,269	$ 79,196	$89,058
Fees Waived	$ 90,291	$ 95,676	$88,021

Net Advisory Fee Paid	$ 14,978	($16,480)	$ 1,037

2.  Advisory Agreement — Hallmark Fund

        Reserve Management manages Hallmark and provides it with investment advice. Under an Investment Management Agreement, the Reserve Management manages the Hallmark Fund, is responsible for the day-to-day oversight of Hallmark’s operations and otherwise administers the affairs of Hallmark as it deems advisable subject to the overall control and direction of the trustees and the investment policies and limitations of Hallmark as described in the Hallmark Prospectus and SAI. Reserve Management has been granted exemptive relief by the SEC to appoint, dismiss and replace subadvisers and amend the subadvisory agreements subject to the approval of the Trustees and without obtaining shareholder approval.

        Pursuant to the Investment Management Agreement, the Hallmark Fund pays Reserve Management a comprehensive management fee. For its services, Reserve Management receives a comprehensive management fee at the annual rate of 1.00% of the average daily net assets of the Class I shares and 1.25% of the Class R shares of the Hallmark Fund.

        The comprehensive management fee includes the investment advisory fee and personnel to the same extent that they are provided by Segall Bryant under the SBH Advisory Agreement. In addition, the Reserve Management comprehensive management fee includes all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their

16

investments) recordkeeping charges, accounting expenses, transfer agent costs and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, government imposed fees, including, but not limited to, Federal and state registration fees, and the fees and expenses of the Independent Trustees, for which it pays its direct or allocated share.

        The Investment Management Agreement is subject to annual review and must be approved at least annually by a vote of a majority of the Trustees, including a majority of those who are not “interested persons” as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon sixty (60) days written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

3.  Subadvisory Agreement — Hallmark Fund

        Reserve Management and Hallmark have entered into a Sub-Investment Management Agreement (“Subadvisory Agreement” ) with Segall Bryant whereby Segall Bryant will act as subadviser to the Hallmark Fund. Under the Subadvisory Agreement, Segall Bryant is obligated to: (i) make investment decisions on behalf of the Hallmark Fund; (ii) place all orders for the purchase and sale of investments for the Hallmark Fund with brokers or dealers selected by Segall Bryant; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Subadvisory Agreement provides that Segall Bryant shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Hallmark Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

        The Hallmark Fund pays no fees directly to SBH as the subadviser. Under the Subadvisory Agreement, for the services rendered, Reserve Management will pay to Segall Byrant at the end of each calendar quarter a fee equal to 0.30% (30 basis points) on the net assets of the Hallmark Fund, on an annual basis. Segall Bryant may be paid an additional $100,000 annually if the Hallmark Fund’s assets exceed $40 million, limited to a total of $300,000. Since the Segall Bryant’s Fee is paid by Reserve Management, this will not increase the expenses of the Hallmark Fund.

        The initial term of the Subadvisory Agreement will continue for one year after the date thereof. The Subadvisory Agreement is subject to termination by Hallmark, Reserve Management or Segall Bryant on 60 days written notice and terminates automatically in the event of its assignment and in the event of termination of the Advisory Agreement with respect to the Hallmark Fund.

        Reserve Management has obtained an exemptive order from the SEC permitting the Hallmark Board of Trustees, on behalf of each Hallmark fund, including the Hallmark Fund, to hire or terminate additional or replacement subadvisers and to modify any existing or future subadvisory agreement without shareholder approval.

4.  Other Service Providers

        Administrative Services. U.S. Bancorp Fund Services, LLC. (“USBFS” ) serves as the administrator of the Trust. USBFS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of the first $50 million of the SBH Fund’s average net assets, 0.15% on the next $50 million of the SBH Fund’s average net assets, 0.10% on the next $50 million of the SBH Fund’s average net assets and 0.05% on the next $50 million and thereafter of the SBH Fund’s average net assets, subject to a minimum amount of $30,000 per year.

        Reserve Management, will serve as the administrator of Hallmark under its comprehensive management fee following the Reorganization as described above.

        Custodian and Transfer Agent. U.S. Bank, National Association, as affiliate of USBFS and Quasar, currently serves as the custodian for the SBH Fund. USBFS serves as the transfer agent for the SBH Fund. Hallmark will serve as the transfer agent for the Hallmark Fund. J.P. Morgan Chase Bank will serve as the custodian for the Hallmark Fund.

        Independent Auditors. Tait, Weller & Baker serves as the independent auditor for the SBH Fund. PricewaterhouseCoopers LLP serves as the independent accountant for Hallmark and will serve as the independent accountant for the Combined Fund following the Reorganization.

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        Financial Highlights. For financial information regarding the SBH Fund, see the prospectus of SBH Fund dated August 28, 2004 and the Annual Report to shareholders dated April 30, 2004. The Hallmark Fund has not yet commenced operations and will be organized for the purpose of continuing the investment operations of the SBH; accordingly, the Hallmark Fund does not have any assets or prior history of investment operations.

IV.   INFORMATION ABOUT THE TRUST

        Information about the SBH Fund’s investment objectives and policies is incorporated by reference to the SBH Fund Prospectus and is available upon request from the Trust without charge by calling toll free (877) 829-8413.

V.  INFORMATION ABOUT HALLMARK

        Hallmark’s Prospectus has been delivered with this Combined Prospectus/Proxy Statement and is incorporated herein by reference. Information about the Hallmark Fund’s investment objectives and policies can be found under the headings “Investment Objectives and Principal Strategies” in the Hallmark Prospectus.

A.  MANAGEMENT OF HALLMARK

        Trustees.    The Board of Trustees of Hallmark consists of nine individuals, seven of whom are Independent Trustees. The Trustees are responsible for the overall supervision of the operation of Hallmark and perform the various duties imposed on the directors/trustees of investment companies by the Investment Company Act.

        Information about the Trustees and Officers of Hallmark, including their ages and their principal occupations for at least the last five years, is set forth below.

Name, Address, Age	Current Positions Held with Hallmark	Term of office** and Length of Service

Principal Occupations during the Last Five Years

INTERESTED TRUSTEES

Bruce R. Bent* Age: 66 1250 Broadway 32nd Floor New York, NY 10001	Chairman, Chief Executive Officer and Trustee	Since 2004

President of Reserve Management (2000 – present); Director and Chairman/Chief Executive Officer of Reserve Management Corporation (“RMC”) (2000 – present); Chairman and Director of Resrv (2000 – present); Chairman and Director of the Reserve International Liquidity Fund (USD) Ltd. (1990 – present); Co-founder of The Reserve Funds (1970); various executive officer positions (1970 – 2000).

Bruce R. Bent II* Age: 37 1250 Broadway 32nd Floor New York, NY 10001	President, Assistant Treasurer and Trustee	Since 2004

Senior Vice President, Secretary and Assistant Treasurer of Reserve Management (2000 – present); Senior Vice President, Secretary and Assistant Treasurer of RMC (2000 – present); Secretary and Director of Resrv Partners (2000 –present); Vice President Reserve Management, RMC and Resrv (1992 – 2000).

INDEPENDENT TRUSTEES

Joseph D. Donnelly Age: 57 5 Beacon Boulevard Sea Girt, NJ 08750	Trustee	Since 2004	Retired; Managing Director and General Counsel to the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation (1976-2002); Director of Compliance for Donaldson, Lufkin and Jenrette (1976-1982); Member of Pershing Executive Committee (1986- present) Co-chair of Pershing Credit Policy Committee (1986-2002).

Edwin Ehlert, Jr. Age: 72 2584 Morningstar Road Manasquan, NJ 08736	Trustee	Since 2004	Retired; President, Premier Resources, Inc. (meeting management firm) (1987 – 2001).

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Name, Address, Age	Current Positions Held with Hallmark	Term of office** and Length of Service

Principal Occupations during the Last Five Years

Patrick J. Foye Age: 46 c/o United Way of Long Island 819 Grand Boulevard Deer Park, NY 11729	Trustee	Since 2004

President & CEO, United Way of Long Island (non-profit organization) (2003-present); Deputy Chairman of Long Island Power Authority (1995 – present); Executive Vice President of Apartment Investment and Management Company (real estate investment trust) (1998 – 2003); Partner, Skadden, Arps Slate Meagher & Flom  (law firm) (1989 – 1998).

Donald J. Harrington, C.M. Age: 57 c/o St. John’s University 8000 Utopia Parkway Jamaica, NY 11439	Trustee	Since 2004	President of St. John’s University, NY (1989 – present).

William J. Montgoris Age: 56 286 Gregory Road Franklin Lakes, NJ 07417	Trustee	Since 2004	Retired; Former Chief Operating Officer of The Bear Stearns Companies, Inc. (1979 – 1999).

Frank J. Stalzer Age: 47 5 Meadowridge Drive New Fairfield, CT 06812	Trustee	Since 2004

Vice President and General Manager of Arrow/Zeus since 2004; Vice President of Marketing for Arrow/Zeus from 2002 to 2004; Vice President of Sales for Arrow/Zeus from 2000 to 2002; Regional Vice President of Arrow/Richey from 1999 to 2000; Regional Director-East of Richey Electronics from 1996 to 1999.

William E. Viklund Age: 62 110 Grist Mill Lane Plandome Manor, NY 11030-1110	Trustee	Since 2004	Retired; Former President and COO of Long Island Bankcorp (1980 – 1996).

OFFICERS WHO ARE NOT TRUSTEES

Arthur T. Bent III Age: 35	Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary	Since 2004

Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary of Reserve Management (2000 – present); President, Treasurer and Assistant Secretary of RMC (2000 – present); Treasurer and Director of Resrv (2000 – present); Vice President Reserve Management, RMC, and Resrv Partners (1997 – 2000).

Daniel F. Barry Age: 57 Hallmark Funds 1250 Broadway New York, NY 10001	Controller	Since 2004	Vice President, Fund Accounting & Administration Services, The Bank of New York, from 2000 to 2004; Senior Vice President and Board of Trustees, Daiwa Securities Trust Company from 1990 to 2000.

Amy W. Bizar Age: 59 Hallmark Funds 1250 Broadway New York, NY 10001	Secretary	Since 2003	Vice President and Senior Counsel, Banking and Regulatory Affairs, GE Consumer Finance - Americas, from 1998 to 2003.

*	Mr. Bent and Mr. Bent II considered to be “interested persons” of the Hallmark Fund as defined in the 1940 Act due to their employment with Reserve Management, RMC and RESRV Partners.

**	Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years unless extended by a vote of the independent Trustees. Trustees need not be shareholders.

VI.  VOTING MATTERS

                General Information. With respect to the SBH Fund, approval of this proposal requires the affirmative vote of a majority of the SBH Fund’s outstanding shares entitled to be cast thereon.

        Date, Time and Place of Meeting. The Meeting will be held on November 15, 2004, at the offices of Reserve Management, 1250 Broadway, 32nd Floor, New York, New York, 10001, at 2:00 p.m., Eastern time.

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A.  GENERAL INFORMATION

        Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Trust at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the relevant Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between the Trust, on behalf of the SBH Fund, Segall Bryant, a Minnesota partnership, and Hallmark, on behalf of the Hallmark Fund.

        The Board of Trustees of the Trust knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

B.  VOTING RIGHTS AND REQUIRED VOTES

        For purposes of this Combined Prospectus/Proxy Statement, each share of the SBH Fund is entitled to one vote.

        Under Delaware law, shareholders of a registered open-end investment company, such as the Trust, are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting; however, any SBH Fund shareholder may redeem his or her shares prior to the Reorganization.

        The holders of forty percent (40%) of the outstanding shares of the SBH Fund entitled to vote as of the record date for the Special Meeting, present in person or by proxy, will constitute a quorum. When a quorum is present, approval of the proposal will require the affirmative vote of a majority of the shares of the SBH Fund, present in person or by proxy.

        All shares represented by each properly signed proxy received before the meeting will be voted at the Meeting. Proxies may be voted by mail, by telephone or via the Internet (please refer to the toll free number or Internet address found on your Proxy Card). If a shareholder specifies how the proxy is to be voted on any business properly to come before the Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

        If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Combined Prospectus/Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

        All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

C.  ADDITIONAL VOTING INFORMATION

        In addition to the use of the mails, proxies may be solicited by telephone, telegraph, facsimile or personal interview. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholders’ identity. In all cases where a telephonic authorization is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Combined Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically

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transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shareholders requiring further information will respect to telephonic or electronically transmitted voting instructions or the proxy generally should call the toll free telephone number listed on the proxy card.

        Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

D.  SHARE OWNERSHIP

        Only shareholders of record of the SBH Fund at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. As of the close of business on the Record Date there were 1,193,809.858 shares outstanding.

        As of the Record Date, the SBH Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned five percent or more of the SBH Fund’s shares are set forth below, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the Hallmark Fund:

Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO. INC.- Special Custody Account for the Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA. 94104-4122	62.25%	Of Record

NATIONAL FINANCIAL SERVICES CORP- For Exclusive Benefit of Our Customers 200 Liberty St Fl 5 New York, N.Y. 10281-5503	14.65%	Of Record

        As of the Record date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the SBH Fund.

E.  ADDITIONAL INFORMATION

        In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Trust, on behalf of the SBH Fund.

        This Combined Prospectus/Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which either the Trust or Hallmark has filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made.

        The Trust and Hallmark file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust or Hallmark can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at 233 Broadway, New York, New York 10279. Call (202) 942-8090 for information on the operation of the public reference room. Copies of materials, other than materials incorporated herein by reference and other information regarding the Funds also can be obtained on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

F.  DELIVERY OF COMBINED PROSPECTUS/PROXY STATEMENT

        The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. If, at

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any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or direct a written request to SBH Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 or call toll-free (877) 829-8413. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker or SBH Fund directly.

G.  LEGAL PROCEEDINGS

        There are no material legal proceedings to which the Trust, on behalf of the SBH Fund, or Hallmark, on behalf of the Hallmark Fund, is a party.

H.  REORGANIZATION EXPENSES

        Reserve Management will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Combined Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs. It is expected that the solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum at the Meeting, service providers may solicit proxies by telephone, Internet or in person. The total amount estimated to be spent in connection with the Reorganization is approximately $42,000. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

VII. LEGAL OPINIONS

        Certain legal matters in connection with the Reorganization will be passed upon for the Trust by Paul Hastings Janofsky & Walker, LLP, 55 Second Street, San Francisco, CA 94105. Certain legal matters in connection with the Reorganization will be passed upon for Hallmark by Amy W. Bizar.

VIII.  EXPERTS

        The financial highlights of the SBH Fund included in this Combined Prospectus/Proxy Statement have been so included in reliance on the reports of Tait, Weller & Baker (“TWB”), independent registered public accounting firm. The principal business address of TWB is 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103. PricewaterhouseCoopers LLC is expected to serve as the independent registered public accounting firm for the Hallmark Fund after the Reorganization.

IX.  SHAREHOLDER PROPOSALS

        A shareholder proposal intended to be presented at any subsequent meeting of shareholders of a SBH Fund must be received by the Trust in a reasonable time before the Trust begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in the Trust’s proxy statement and form of proxy relating to the meeting.

X.  OTHER BUSINESS

        The Board of Trustees of the Trust has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of June 2004, by and between Advisors Series Trust, a Delaware statutory trust, (the “Trust”) for and on behalf of its series, Segall Bryant & Hamill Mid Cap Fund (the “Acquired Fund”), Segall Bryant & Hamill Investment Counsel, a Minnesota partnership, the Acquired Fund’s investment adviser (“Segall Bryant”), Hallmark Equity Series Trust, a Delaware statutory trust (“Hallmark”), for and on behalf of its series, Hallmark Mid-Cap Growth Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and Reserve Management Company, Inc., a New Jersey corporation, the Acquiring Fund’s investment adviser (“Reserve Management”).

        This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The proposed transactions, subject to shareholder approval and the terms of this Agreement as described below, contemplate the reorganization of the Acquired Fund into the Acquiring Fund.

        The reorganization (the “Reorganization”) will consist of the transfer of all of the property, assets, and goodwill of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, the Acquiring Fund in exchange solely for an equal aggregate value of the Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund’s Shares”), followed by the distribution by the Acquired Fund, on or promptly after the Closing Date, as defined in this Agreement, of the Acquiring Fund’s Shares to the shareholders of the Acquired Fund in return for their shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), the cancellation of all of the outstanding shares of the Acquired Fund Shares pursuant to an amendment of the Trust’s Declaration of Trust, and the liquidation of the Acquired Fund and the termination of the Acquired Fund as a series of Trust as provided in this Agreement, all upon the terms and conditions set forth in this Agreement. In consideration of the terms set forth in this Agreement, the parties agree as follows:

1.	Transfer of Assets and Liabilities of the Acquired Fund in Exchange for Acquiring Fund’s Shares and Liquidation of the Acquired Fund

1.1	Transfer of Assets — No later than the closing date of the Reorganization as provided in Section 3.1 of this Agreement (the “Closing Date”), the Acquired Fund will transfer all of its property and assets of any kind and all interests, rights, privileges and powers of, or attributable to, the Acquired Fund, whether or not determinable at the Closing Date and wherever located. (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, and cash equivalents owned by the Acquired Fund and any deferred or prepaid expenses shown as assets on the Acquired Fund’s books) and all of its liabilities, allocated and attributable to the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured. The assets and liabilities to be transferred to the Acquiring Fund under this Agreement are referred to herein as the “Acquired Fund’s Net Assets.” The Acquired Fund’s Net Assets will be transferred to the assets of the Class I shares of the Acquiring Fund.

1.2	Exclusions — The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Excluded from the Acquired Fund’s Net Assets described above will be cash or bank deposits of the Acquired Fund in an amount necessary to pay its costs and expenses of carrying out this Agreement (including but not limited to fees of counsel and independent accountants, and expenses of its liquidation and termination as a series of the Trust contemplated hereunder) and to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date to the extent that such costs and expenses are not paid, or required to be paid, by Reserve Management as provided in section 10.2 of this Agreement and are not assumed by the Acquiring Fund. Any unspent portion of such cash or bank deposits retained will be delivered to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund.

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1.3	Transfer of Acquiring Fund’s Shares — On the Closing Date, in exchange for the transfer of the Acquired Fund’s Net Assets, the Acquiring Fund will deliver to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders, the number of the Acquiring Fund’s Shares having an aggregate net asset value equal to the value of the Acquired Fund’s Net Assets, determined as of the Valuation Time as provided in Section 2 of this Agreement.

1.4	Purchase and Sale of Portfolio Securities Prior to Closing — The Acquired Fund reserves the right to purchase or sell any of its portfolio securities in the ordinary course of business prior to the Valuation Time, except to the extent such purchases or sales may be limited by the representations made in connection with the issuance of the tax opinion described in Section 9.9 hereof.

1.5	Distribution of Acquiring Fund’s Shares — On or promptly after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record at the Valuation Time (the “Acquired Fund Shareholders”) the Acquiring Fund’s Shares received by the Acquired Fund pursuant to Section 1.1 of this Agreement in return for such shareholders’ Acquired Fund Shares. The date of such liquidation and distribution is referred to herein as the “Liquidation Date.” Such liquidation and distribution will be accomplished by Reserve Management Corporation (“RMC”), in its capacity as transfer agent for the Acquiring Fund, by the opening of shareholder accounts on the records of the Acquiring Fund in the names of the Acquired Fund’s Shareholders and transferring from the Acquiring Fund’s Shares then credited to the account of the Acquired Fund on the Acquiring Fund’s books and records to each Acquired Fund’s Shareholder account the pro rata number of the Acquiring Fund’s Shares due the Acquired Fund Shareholder, based on such shareholder’s respective holdings of the Acquired Fund’s Shares as of the Valuation Time. The Acquiring Fund will not issue share certificates representing Acquiring Fund’s Shares.

1.6	The Acquired Fund will not sell or otherwise dispose of any of the shares of the Acquiring Fund to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund.

1.7	Termination of Existence of Acquired Fund — As soon as practicable following the Liquidation Date, the Trust will take all steps necessary to terminate the existence of the Acquired Fund as a series of the Trust in accordance with the laws of the State of Delaware.

2.	Valuation

2.1	Timing of Net Asset Value Computation — The net asset value of the Acquiring Fund’s Shares and the value of the Acquired Fund’s Net Assets will be determined on November 15, 2004 (the “Valuation Date”), as of the close of regular trading on the New York Stock Exchange (the “NYSE”) immediately after the declaration of any dividends or at such earlier or later day and time as the parties hereto may agree to in writing (the “Valuation Time”) unless on such date there is a “Market Disruption,” which is defined as:

(a)	the NYSE is not open for unrestricted trading; or

(b)	the reporting of trading on the NYSE or in other trading markets in which either Fund invests is disrupted; or

(c)	any other extraordinary financial event or market condition occurs.

2.2	Method of Computing Net Asset Value — The net asset value per share of the Acquired Fund’s Shares and the Acquiring Fund’s Shares will be computed in accordance with the policies and procedures set forth in their then-current Prospectuses and Statements of Additional Information, and will be computed to not fewer than two (2) decimal places.

2.3	Market Disruption on Valuation Date — In the event of a Market Disruption on the proposed Valuation Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund’s Net Assets is impracticable, the Valuation Date will be postponed until the first business day after: (i) a Market Disruption does not occur; (ii) regular trading on the NYSE fully resumes and reporting has been restored; and (iii) other trading markets in which either Fund invests are stabilized.

2.4	Computing Number of Shares — The number of the Acquiring Fund’s Shares to be issued (including fractional shares) in exchange for shares of the Acquired Fund’s Net Assets will be determined by dividing the value of the Acquired Fund’s Net Assets by the Acquiring Fund’s net asset value per Class I share, both as determined in accordance with Section 2.2 of this Agreement.

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2.5	Certification of Fund Value — All computations of value regarding each fund will be provided by U.S. Bancorp Fund Services, LLC (“USBFS”), the accounting agent for the Trust with respect to the Acquired Fund, and by Reserve Management, the accounting agent for Hallmark with respect to the Acquiring Fund, and will be certified by the respective Treasurers or other appropriate officer of each fund.

3.	Closing And Closing Date

3.1	Closing Date — The Closing Date will be the next full business day following the Valuation Date at 9:00 a.m. Eastern Time, or such other date and time as the parties hereto may agree in writing. The Closing will be held at the offices of Hallmark Equity Series Trust, 1250 Broadway, 32nd Floor, New York, New York 10001, or at such other time and/or place as the parties may agree. At the Closing, each party to this Agreement will deliver to the other parties such bills of sale, checks, assignments, certificates, receipts, or other documents as such parties or their counsel may reasonably request.

3.2	Delivery of Portfolio Securities at Closing — Portfolio securities that are not held in book-entry form (together with cash or other assets) will be transferred or delivered, as appropriate, by the custodian for the Acquired Fund, or the Acquired Fund’s agents or nominees from the Acquired Fund’s accounts with U. S. Bank, National Association, the Acquired Fund’s Custodian (the “SBH Custodian”), to the accounts of the Acquiring Fund at J.P. Morgan Chase & Co., the Acquiring Fund’s Custodian (the “Hallmark Custodian”), on the Closing Date, in accordance with applicable custody provisions under the Investment Company Act of 1940, as amended (“1940 Act”), and, as appropriate, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof. Such portfolio securities will be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities held of record by the SBH Custodian or its agents or nominees in book-entry form on behalf of the Acquired Fund will be transferred to the Hallmark Custodian by the SBH Custodian by recording the transfer of beneficial ownership thereof on its records and those of its agents and nominees. Any cash of the Acquired Fund delivered on the Closing Date will be in any form as is reasonably directed by the Acquiring Fund and will be delivered on the Closing Date by the SBH Custodian crediting the Acquiring Fund’s account maintained with the Hallmark Custodian with immediately available funds.

3.3	Custody Receipt — The Hallmark Custodian shall deliver as soon as practicable after the Closing a Custody Receipt of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.4	Subsequent Transfers — If any of the Acquired Fund’s Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund will cause its Net Assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

3.5	Delivery of Shareholder Information to the Acquiring Fund — USBFS, as the transfer agent for the Acquired Fund will deliver to the Acquiring Fund on the Closing Date list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of the Acquired Fund’s Shareholders and the number and aggregate net asset value of outstanding shares of beneficial interest of each class of the Acquired Fund owned by the Acquired Fund’s Shareholders (the “Shareholder List”), all as of the Valuation Time, certified by an appropriate officer of USBFS. RMC, the transfer agent for the Acquiring Fund, will issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund’s Shares to be credited to each of the Acquired Fund’s Shareholders on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund’s Shares have been credited to the Acquired Fund’s Shareholders’ accounts on the books of the Acquiring Fund.

4.	Representations And Warranties of The Trust With Respect To The Acquired Fund

The Trust, with respect to the Acquired Fund, represents and warrants to Hallmark as follows:

4.1	Organization of the Acquired Fund — The Acquired Fund is a duly organized series of the Trust, which is a statutory trust duly organized, validly existing, and in “good standing” under the Delaware Statutory Trust Act of the State of Delaware, and which has the power to own all of its properties and assets and, subject to approval of the Acquired Fund’s Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is

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required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust and the Acquired Fund each have all necessary federal, state, and local authorizations, consents, and approvals required, to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

4.2	1940 Act Registration — The Trust is a registered investment company classified as a management company of the open-end diversified type and its registration with the United States Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect. The Acquired Fund is a separate series of the Trust for purposes of the 1940 Act.

4.3	Board Authorization — The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust on behalf of the Acquired Fund, subject to the approval of the Acquired Fund’s Shareholders, enforceable in accordance with the terms of this Agreement, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general trust principles and court decisions with respect thereto.

4.4	Reorganization not Prohibited by Fundamental Documents — Neither the Trust nor the Acquired Fund are in violation of any provision of the Declaration of Trust or the by-laws of the Trust or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which the Trust is a party or by which it is bound, nor will the execution, delivery, and performance of this Agreement by the Trust on behalf of the Acquired Fund result in any such violation.

4.5	Qualification as a RIC — The Acquired Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code for each taxable year of its operations, and will continue to so qualify as a RIC and be eligible to and compute its income tax as of the Closing Date and with respect to its final taxable year ending upon its liquidation under such Section, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

4.6	Audited Financial Statements — The Trust, on behalf of the Acquired Fund, has furnished, or will furnish to the Acquiring Fund prior to the Valuation Date, the audited financial statements and Annual Report to Shareholders of the Acquired Fund for the fiscal years ended April 30, 2003 and 2004, which present fairly, as of the dates indicated, the assets, liabilities and financial position of the Acquired Fund and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles (“GAAP”) consistently applied.

4.7	Prospectus and SAI — The Prospectus and the Statement of Additional Information of the Trust with respect to the Acquired Fund, dated August 28, 2004, and any amendments or supplements to the Prospectus or Statement of Additional Information, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act and the rules and regulations thereunder and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any amended, revised, or new Prospectus or Statement of Additional Information of the Trust with respect to the Acquired Fund or any supplement that is hereafter filed with the SEC (copies of which documents will be provided to Hallmark promptly after such filing), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.8	No Pending Actions — No legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust’s officers, threatened as to the Trust, the Acquired Fund or any of their properties or assets, except as previously disclosed in writing to Hallmark. The Trust does not know of any facts that might form the basis for the institution of such proceedings relating to any aspect of the business of the Trust or the Acquired Fund. The Trust is not a party

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to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the business of the Acquired Fund or the Trust’s ability to consummate the transactions contemplated by this Agreement.

4.9	No Continuing Contracts — The Trust has furnished the Acquiring Fund with copies or descriptions of all agreements or other arrangements to which the Trust, on behalf of the Acquired Fund, is a party. Except as otherwise provided in this Agreement, the Trust, with respect to the Acquired Fund, has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement), by the Trust with respect to the Acquired Fund, which will not be terminated without liability to the Acquired Fund in accordance with its terms at or prior to the Closing Date.

4.10	No Known Liabilities — The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as a series of an investment company since the dates of those financial statements. On or before the Closing Date, the Trust will furnish the Acquiring Fund with a statement in writing of all of the Acquired Fund’s known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of the Valuation Time.

4.11	No Material Adverse Changes Since Audit — Since April 30, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business, other than those that have been fully disclosed in writing to the Acquiring Fund.

4.12	All Tax Returns and Regulatory Reports Filed — At the date hereof and at the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates will have been filed or furnished and will be correct in all material respects, and all federal, state, and other taxes, interest, and penalties will have been paid so far as due, and to the best of the Acquired Fund’s knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the U.S. Internal Revenue Service or any state or local tax authority. All tax liabilities of Acquired Fund have been adequately provided for on its books, and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority.

4.13	Title to Net Assets — Both at the Valuation Time and on the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Net Assets, as defined herein, and full right, power and authority to sell, assign, transfer, and deliver such assets pursuant to this Agreement. Upon delivery, the Acquiring Fund will acquire good and marketable title to the Acquired Fund’s Net Assets subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except such restrictions as might arise under the 1933 Act and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing Date.

4.14	No Government Authorization Required — No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or associated rules and regulations.

4.15	Validity of Outstanding Shares — All of the issued and outstanding shares of beneficial interest, par value $0.01 per share, of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have full voting rights. The Acquired Fund has, and at the Closing Date will have, only one class of shares of beneficial interest. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

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4.16	Validity of Offers and Sales — All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to the Acquiring Fund.

4.17	No Bankruptcy Action Pending — Neither the Acquired Fund nor the Trust is under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.18	Accuracy of Information Provided — All information, books and records of the Acquired Fund made available to Acquiring Fund and/or its counsel or to be furnished by the Acquired Fund for use in preparing the Form N-14 Registration Statement referred to in Section 7.7 hereof, which Registration Statement includes the proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund, and any supplement or amendment thereto or to the documents therein (the “N-14 Registration Statement”), and any other documents which may be necessary in connection with the transactions contemplated by this Agreement, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund. The N-14 Registration Statement, on its effective date, at the time of the shareholders meeting provided for in section 7.2 of this Agreement (the “Shareholders Meeting”) and on the Closing Date (i) shall comply in all material respects with federal securities and other laws and regulations thereunder applicable to this Agreement and (ii) shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

4.21	No Outstanding Indebtedness Between the Parties — There is no indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

4.22	Valuation — The Acquired Fund has valued and will continue to value its portfolio securities and other assets in material compliance with all applicable legal requirements.

5.	Representations And Warranties of Segall Bryant

5.1	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Segall Bryant’s governing Board and shareholders, if necessary, and this Agreement constitutes a valid and binding obligation of Segall Bryant enforceable in accordance with the terms of this Agreement, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights and to general trust principles and court decisions with respect thereto.

5.2

Segall Bryant acknowledges that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against Segall Bryant by reason of any act or failure to act by Segall Bryant or any of its affiliates prior to the Closing Date, subject to any defenses that Segall Bryant otherwise would have had.

6.	Representations And Warranties Of Hallmark With Respect To The Acquiring Fund

Hallmark, with respect to the Acquiring Fund, represents and warrants to the Trust and Segall Bryant as follows:

6.1	Organization of the Acquiring Fund — The Acquiring Fund is or will be a duly organized series of Hallmark, which is a statutory trust duly organized, validly existing, and in “good standing” under the Delaware Statutory Trust Act of the State of Delaware and which has the power to own all of its properties and assets and to perform its obligations under this Agreement and to consummate the transactions contemplated in this Agreement. Neither Hallmark nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Hallmark and the Acquiring Fund have or will have all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated in this Agreement.

6.2	1940 Act Registration — Hallmark is a registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is or will be a separate series of Hallmark for purposes of the1940 Act.

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6.3	Board Authorization — The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Hallmark Board of Trustees on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hallmark on behalf of the Acquiring Fund, enforceable in accordance with the terms of this Agreement, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general trust principles and court decisions with respect thereto.

6.4	Reorganization not Prohibited by Fundamental Documents — Neither Hallmark nor the Acquiring Fund are in violation of any provisions of Hallmark’s Declaration of Trust or the by-laws of Hallmark or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which Hallmark, on behalf of the Acquiring Fund, is a party or by which it is bound, nor will the execution, delivery, and performance of this Agreement by Hallmark on behalf of the Acquiring Fund result in any such violation.

6.5	Qualification as a RIC — The Acquiring Fund intends to elect and operate so as to qualify to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code.

6.6	Audited Financial Statements — The Acquiring Fund has not commenced investment operations as of the date of this Agreement.

6.7	Prospectus and SAI — The Prospectus and the corresponding Statement of Additional Information of Hallmark relating to the Acquiring Fund, each dated October 18, 2004, and any amendments or supplements to the Prospectus or Statement of Additional Information, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any amended, revised, or new Prospectus or Statement of Additional Information of Hallmark with respect to the Acquiring Fund or any supplement that is hereafter filed with the SEC (copies of which documents will be provided to the Trust promptly after such filing), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

6.8	No Pending Actions — No legal or administrative proceeding, or investigation of or before any court or governmental body is currently pending or, to the knowledge of Hallmark’s officers, threatened as to Hallmark, the Acquiring Fund or any of their properties or assets, except as previously disclosed in writing to the Trust. Hallmark does not know of any facts that might form the basis for the institution of such proceedings. Hallmark is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the business of the Acquiring Fund or Hallmark’s ability to consummate the transactions contemplated by this Agreement.

6.9	No Known Liabilities — The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than organizational costs and those incurred in the ordinary course of business as a series of an investment company.

6.10	All Tax Returns and Regulatory Reports Filed — At the date hereof and by the Closing Date, no federal, state, and other tax returns and reports, of the Acquiring Fund are or will be required by law to have been filed or furnished.

6.12	No Government Authorization Required — No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund’s Shares under the 1933 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

6.13	Validity of Outstanding Shares — All of the issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.

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6.14	Validity of Offers and Sales — No shares of beneficial interest of the Acquiring Fund have been offered for sale as of the date of this Agreement. Any shares offered for sale and sold will be in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to the Acquired Fund.

6.15	Issuance of Acquiring Fund’s Shares — The Acquiring Fund’s Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and have full voting rights, will be fully paid and, except as set forth in Hallmark’s Declaration of Trust, non-assessable by the Acquiring Fund, or any successor, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund will have any option, warrant, or preemptive right of subscription or purchase with respect to this Agreement.

6.16	No Bankruptcy Action Pending — The Acquiring Fund is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

6.17	Accuracy of the Information in the N-14 Registration Statement — The N-14 Registration Statement, on its effective date, at the time of the Shareholders Meeting and at the Closing Date, insofar as it relates to Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund as provided in Section 7.7 of this Agreement.

6.18	No Outstanding Indebtedness Between the Parties — There is no indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

6.19	Non-Ownership of Acquired Fund — The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of the Acquired Fund.

6.20	Valuation — The Acquiring Fund will at all times value its portfolio securities and other assets in material compliance with all applicable legal requirements.

6.21	Outstanding Shares — There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence the operations of the Acquiring Fund.

7.	Covenants of Hallmark and the Trust

7.1	Intent to Continue Ordinary Business Operations — Except as expressly contemplated in this Agreement to the contrary, each Fund will operate its business in the ordinary course between the date hereof and the Closing Date as presently conducted, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

7.2	Special Meeting of Acquired Fund Shareholders — As soon as practicable after the effective date of the N-14 Registration Statement, and before the Closing Date, and as a condition to this Agreement, the Board of Trustees of the Trust on behalf of the Acquired Fund will call, and the Trust will hold, a Special Meeting of the Acquired Fund’s Shareholders to consider and vote on this Agreement and the transactions contemplated by this Agreement, and the Trust, with respect to the Acquired Fund, and Hallmark, with respect to the Acquiring Fund, will take all other actions reasonably necessary to obtain approval of the transactions contemplated in this Agreement.

7.3	Disposition of Acquiring Fund’s Shares — The Trust, on behalf of the Acquired Fund, covenants that it will not sell or otherwise dispose of any of the Acquiring Fund’s Shares to be received in the transactions contemplated in this Agreement, except in distribution to the Acquired Fund’s Shareholders as contemplated in this Agreement.

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7.4	Information from Acquired Fund — The Trust, on behalf of the Acquired Fund, will provide such information within its possession or reasonably obtainable as Hallmark may reasonably request for the benefit of the Acquiring Fund concerning the beneficial ownership of the Acquired Fund’s Shares.

7.5	Cooperation to Consummate Transactions — Subject to the provisions of this Agreement, Hallmark and the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

7.6	Financial Statements at or After Closing

(a)

The Acquired Fund will furnish to the Acquiring Fund on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement will be prepared in accordance with GAAP consistently applied and will be certified by the Trust’s President and Treasurer or Assistant Treasurer.

(b)

As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, the Acquired Fund will furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the President and Treasurer or Assistant Treasurer of the Trust.

(c)

The Trust, on behalf of the Acquired Fund, covenants that the Acquired Fund has no earnings and profits that were accumulated during a taxable year when it or did not qualify as a RIC under the Code or, if it has any such earnings and profits, it will distribute them to its shareholders prior to the Closing Date.

7.7	Preparation of Form N-14

(a)

Hallmark, on behalf of the Acquiring Fund, will prepare and file with the SEC a the N-14 Registration Statement, which will include the Acquired Fund’s Proxy Statement and the Acquiring Fund’s Prospectus (the “Proxy Statement and Prospectus”), as promptly as practicable in connection with the issuance of the Acquiring Fund’s Shares and the holding of the Special Meeting of the Acquired Fund’s Shareholders to consider approval of this Agreement and the related transactions.

(b)	The Acquiring Fund will prepare any pro forma financial statements that may be required under applicable law to be included in the Form N-14 Registration Statement.

(c)	The Acquired Fund will provide the Acquiring Fund with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements.

(d)

The Funds will cooperate with each other and will furnish each other with any information relating to themselves that is required by the 1933 Act, the 1934 Act, or the 1940 Act, the rules and regulations thereunder, or applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement and Prospectus.

7.8	Necessary Approvals — At or prior to the Closing Date, the Funds will have obtained any and all regulatory, Board and shareholder approvals necessary to effect the Reorganization as set forth herein.

7.9	Delivery of Tax Information at Closing — The Acquired Fund will deliver to the Acquiring Fund at the Closing Date a confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund delivered to the Acquiring Fund in accordance with the terms of this Agreement.

8.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Trust with respect to the Acquired Fund pursuant to this Agreement will be subject to the following conditions precedent. At its option, the Trust may waive compliance with any conditions precedent other than those in Sections 8.1, 8.6, 8.7, 8.10 and 8.14.

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8.1	Approval by Board of Trustees and Shareholders — This Agreement and the transactions contemplated by this Agreement will have been approved by the Board of Trustees of Hallmark, on behalf of the Acquiring Fund, in the manner required by Hallmark’s Declaration of Trust, by-laws and applicable law. This Agreement and the transactions contemplated by this Agreement will have been approved by the Acquired Fund’s Shareholders in the manner required by the Trust’s Declaration of Trust, by-laws and applicable law.

8.2	Validity of Representations — All representations and warranties of Hallmark made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, will be true and correct in all material respects as if made at and as of the Closing Date.

8.3	Compliance with Covenants — Hallmark, on behalf of the Acquiring Fund, will have performed and complied in all material respects with its obligations, agreements, and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

8.4	Representations as to Conditions Precedent — Hallmark will have furnished the Trust at the Closing Date with a certificate or certificates of any of Hallmark’s executive officers as of the Closing Date to the effect that the certification required in Section 2.5 and the conditions precedent set forth in the Sections 8.2, 8.3, 8.8 and 8.12 of this Agreement have been fulfilled.

8.5	Legal Opinion Relating to Acquiring Fund — The Trust will have received a legal opinion or opinions from counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)	the Acquiring Fund is a duly organized series of Hallmark, which is a statutory trust that is duly organized and validly existing under the Delaware Statutory Trust Act of the State of Delaware;

(b)

the shares of the Acquiring Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid, and, except as provided in the Declaration of Trust, non-assessable by the Acquiring Fund, and the Acquiring Fund’s shares to be delivered to the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and have full voting rights, and, except as provided in the Declaration of Trust, non-assessable by the Acquiring Fund, and to such counsel’s knowledge, no shareholder of the Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof under the Declaration of Trust or by-laws of Hallmark;

(c)

this Agreement has been duly authorized, executed, and delivered by Hallmark, on behalf of the Acquiring Fund, and represents a valid and binding contract of Hallmark, enforceable against Hallmark in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and to court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of trust, whether in a proceeding at law or in trust;

(d)

the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or by-laws of Hallmark or any material agreement known to such counsel to which Hallmark, on behalf of the Acquiring Fund, is a party or by which it is bound;

(e)

to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation, by Hallmark for the Acquiring Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations;

(f)

Hallmark is registered as an investment company under the 1940 Act, and the Acquiring Fund is a separate series of Hallmark and to the knowledge of such counsel Hallmark’s registration with the SEC as an investment company under the 1940 Act is in full force and effect; and

(g)

to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is

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required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquiring Fund’s business.

In addition, the opinion will state that:

(h)

while counsel has not verified, and is not passing on and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment of or supplement thereto, counsel has generally reviewed and discussed certain information included in the N-14 Registration Statement with respect to the Acquiring Fund with certain of its officers, and in the course of such review and discussion no facts came to the attention of such counsel which caused counsel to believe that, on the respective effective dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i)

counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement or any exhibits or attachments to the text thereof;

(j)	counsel may rely on the opinion of other counsel to the extent set forth in such opinion; and

(k)	the opinion is solely for the benefit of the Trust, its officers and its Board of Trustees.

8.6	Tax Opinion — The Acquired Fund will have received an opinion of Acquiring Fund’s tax counsel regarding the transactions in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, with respect to the matters specified in Section 9.9 hereof.

8.7	Effectiveness of Form N-14 and Form N-1A Registration Statement — The Acquiring Fund will have filed a Registration Statement on Form N-1A, relating to the Acquiring Fund’s Shares and the Form N-14 Registration Statement and Form N-1A Registration Statement will have become effective under the 1933 Act as to the Acquiring Fund’s Shares and no stop order suspending the effectiveness will have been instituted, or to the knowledge of the Acquiring Fund, contemplated by the SEC.

8.8	No Pending Actions — No action, suit, or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated in this Agreement.

8.9	No Unfavorable Advisory Report — The SEC will not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.10	Delivery of Documents — The Trust will have received from Hallmark all such documents, including but not limited to, checks, share certificates, if any, and receipts, which the Trust or its counsel may reasonably request.

8.11	Confirmation of Number of Acquiring Shares to be Delivered — On or before the Closing Date, RMC, in its capacity as transfer agent for the Acquiring Fund, will issue and deliver to the Trust, with respect to the Acquired Fund, a confirmation statement evidencing the Acquiring Fund’s Shares to be credited at the Closing Date or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund’s Shares have been credited to the accounts of the Acquired Fund’s Shareholders on the books of the Acquiring Fund.

8.12	Organizational Expenses to Have Been Paid in Full — All outstanding unamortized organizational expenses of the Acquiring Fund as reflected on its books and records will be paid prior to the Closing Date.

8.13	Reorganization Expenses Paid — All expenses of the Reorganization shall have been paid as required under Section 10.2 of this Agreement, except as provided for in Section 1.2 herein.

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8.14	Investment Company Registration — At the Closing Date, the registration of Hallmark with the Commission as an investment company under the 1940 Act and the Acquiring Fund as a series thereof will be in full force and effect.

8.15	PricewaterhouseCoopers Letter — The Acquired Fund shall have received from the Acquiring Fund’s Accountant, PricewaterhouseCoopers LLP (“Pricewaterhouse”), a letter addressed to the Acquired Fund, dated as of the effective date of the N-14 Registration Statement, in form and substance satisfactory to the Acquired Fund, to the effect that:

(a)	they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

(b)

in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder

9.	Conditions Precedent To Obligations Of Hallmark

The obligations of Hallmark pursuant to this Agreement will be subject to the following conditions precedent. At its option, Hallmark may waive compliance with any conditions precedent other than those in Sections 9.1, 9.9, 9.11 and 9.13.

9.1	Approval by Board of Trustees — This Agreement and the transactions contemplated by this Agreement will have been approved by the Board of Trustees of the Trust and the Acquired Fund’s Shareholders in the manner required by the Trust’s Declaration of Trust, by-laws and applicable law.

9.2	Statement of Asset and Liabilities — The Acquired Fund will have furnished the Acquiring Fund with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in Section 2 of this Agreement, with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Trust’s Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities will list all of the securities owned by the Acquired Fund as of the Valuation Time and include a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

9.3	No Material Adverse Changes — As of the Closing Date, there will have been no material adverse change in the financial position, assets, or liabilities of the Acquired Fund since the date of the financial statements referred to in Section 4.6 of this Agreement. For purposes of this Section 9.3, a decline in the value of the Acquired Fund’s Net Assets due to the effect of market conditions on portfolio securities will not constitute a material adverse change.

9.4	Validity of Representations — All representations and warranties of the Trust on behalf of the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, will be true and correct in all material respects as if made at and as of the Valuation Time and the Closing Date.

9.5	Compliance with Covenants — The Trust, on behalf of the Acquired Fund, will have performed and complied in all material respects with its obligations, agreements, and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

9.6	Representations as to Conditions Precedent — The Trust will have furnished to Hallmark at the Closing Date a certificate or certificates of any of the Trust’s executive officers, dated as of the Closing Date, to the effect that the certification required in Section 2.5 and the conditions precedent set forth in Sections 9.1, 9.3, 9.4, 9.5, 9.12, 9.13, 9.14 and 9.16 hereof have been fulfilled.

9.7	Delivery of Documentation — The Trust will have duly executed and delivered to Hallmark (a) all bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as Hallmark may deem necessary or desirable to transfer all of the Acquired Fund’s right, title, and interest in and to the Acquired Fund’s Net Assets, and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which the Acquiring Fund may reasonably request. Such assets of the Acquired Fund will be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

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9.8	Legal Opinion Relating to Acquired Fund — Hallmark will have received a legal opinion or opinions from counsel to the Acquired Fund, in a form reasonably satisfactory to Hallmark, and dated as of the Closing Date, to the effect that:

(a)

the Acquired Fund is a duly organized series of the Trust, which is a Delaware statutory trust duly organized and validly existing under the Delaware Statutory Trust Act of the State of Delaware that has the power to own all its properties and assets and to carry on its business as a registered investment company;

(b)

the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund, and have full voting rights, and to such counsel’s knowledge, no shareholder of the Acquired Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof;

(c)

this Agreement and the Transfer Documents have been duly authorized, executed, and delivered by the Trust, on behalf of the Acquired Fund, and represent valid and binding contracts of the Trust as to the Acquired Fund, enforceable against the Trust in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and to court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of trust, whether in a proceeding at law or in trust;

(d)

the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or by-laws of the Trust or any material agreement known to such counsel to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquired Fund is a party or by which it or its property is bound.;

(e)

to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations;

(f)

the Trust is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series of the Trust and to the knowledge of such counsel that the Trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect; and

(g)

to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund’s business.

In addition, the opinion will state that:

(h)

while counsel has not verified, and is not passing on and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement to this Agreement, counsel has generally reviewed and discussed certain information included in this Agreement with respect to the Acquired Fund with certain of the Trust’s officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

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(i)

counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement;

(j)	counsel may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to the Acquiring Fund; and

(k)	the opinion is solely for the benefit of the Acquiring Fund, Hallmark and its Board of Trustees and officers.

9.9	Tax Opinion — Hallmark will have received a legal opinion or opinions of Acquiring Fund’s tax counsel, in a form reasonably satisfactory to the Acquiring Fund, the Acquired Fund and Segall Bryant and dated as of the Closing Date, substantially to the effect that, for U.S. federal income tax purposes:

(a)

The transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(c)

no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for their shares of the Acquired Fund;

(d)

no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares of beneficial interest for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(e)

the tax basis of the Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund’s shares of beneficial interest held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund’s Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Fund shares of beneficial interest were held as capital assets on the date of Reorganization); and

(f)

the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

The delivery of such opinion or opinions is conditioned on receipt by Acquiring Fund’s tax counsel of all necessary representations that it will request of the Trust and Hallmark.

9.10	Validity of Property Being Transferred — The property and assets to be transferred to the Acquiring Fund under this Agreement will not include any assets that the Acquiring Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

9.11	Effectiveness of Form N-14 — The Form N-14 Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of the Trust’s officers, contemplated by the SEC.

9.12	No Pending Actions — No action, suit, or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated in this Agreement.

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9.13	No Unfavorable Advisory Report — The SEC will not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

9.14	Declaration of Dividends — Prior to the Valuation Time, the Acquired Fund will have declared a dividend or dividends, which, together with all previous dividends, will have the effect of distributing to its shareholders all of its net investment company income, if any, for each taxable period or year ending prior to the Valuation Time and for the periods from the end of each such taxable period or year to and including the Valuation Time (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Valuation Time and in the periods from the end of each such taxable period or year to and including the Valuation Time.

9.15	List of Acquired Fund Shareholders — As soon as practicable after the Closing Date, USBFS, the transfer agent for the Acquired Fund, will furnish to Hallmark, on behalf of the Acquiring Fund, a list of the names and addresses of the Acquired Fund’s Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder as of the Valuation Time, certified on behalf of the Acquired Fund by any of the Trust’s officers.

9.16	Investment Company Registration — At the Closing Date, the registration of the Trust with the SEC as an investment company under the 1940 Act will be in full force and effect.

9.17	Tait, Weller & Baker Comfort Letter — The Acquiring Fund shall have received from the Acquired Fund’s Auditors, Tait, Weller & Baker (“Tait, Weller”), a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)	they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

(b)

in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

9.18	Pricewaterhouse Comfort Letter — The Acquiring Fund shall have received from Pricewaterhouse, a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to Acquiring Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

9.19	Latest Financial Statements — The Acquired Fund shall have delivered to the Acquiring Fund copies of financial statements of the Acquired Fund as of and for the fiscal year ended April 30, 2004.

9.20	Bring Down Comfort Letter — The Acquiring Fund shall have received from Tait, Weller a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, Tait, Weller performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in Section 9.17.

9.21	Consents — All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund, provided that the Acquiring Fund may for itself waive any of such conditions.

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9.22	Closing Certificate — The Trust shall have delivered to Hallmark a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer, in a form reasonably satisfactory to the Acquiring Fund, stating that the representations and warranties of the Trust in this Agreement that apply to the Reorganization are true and correct in all material respects at and as of the Closing Date.

10.	Finder’s Fees And Other Expenses

10.1	No Finder’s Fees — Each party represents and warrants to the other that there is no person or entity entitled to receive any finder’s fees or other similar fees or commission payments in connection with the transactions provided for in this Agreement.

10.2	Expenses — The reasonable expenses relating to the proposed Reorganization will be paid by Reserve Management, the investment adviser to the Acquiring Fund including, but not be limited to, expenses associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the N-14 Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Shareholders Meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival Of Warranties

11.1	Entire Agreement — The Trust and Hallmark agree that neither party has made any representation, warranty, or covenant to the other not set forth in this Agreement, and that this Agreement constitutes the entire agreement between the Trust and Hallmark and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for in this Agreement.

11.2	Survival of Representations, Warranties and Covenants — The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection herewith will survive the consummation of the transactions contemplated hereunder. In the event of a breach by the Trust of any such representation, warranty, or covenant as it relates to the Acquired Fund, the Trust, on behalf of the Acquired Fund, will be liable to the Acquiring Fund, Hallmark’s trustees and officers and Reserve Management for any such breach. In addition, in the event of a breach by Segall Bryant of its representation or its acknowledgement in Section 5 hereof, as it relates to Segall Bryant, Segall Bryant will be liable to the Acquiring Fund, Hallmark’s Trustees and officers and Reserve Management for any such breach. In the event of a breach by Hallmark of any such representation, warranty, or covenant as it relates to the Acquiring Fund, Hallmark, on behalf of the Acquiring Fund, will be liable to the Acquired Fund, the Trust’s trustees and officers and Segall Bryant for any such breach.

12.	Termination

12.1	Termination — This Agreement may be terminated by the mutual agreement of the Trust and Hallmark. In addition, either the Trust or Hallmark may at its option terminate this Agreement at or prior to the Closing Date because of:

(a)

a material breach by the other party or, in the case of Hallmark, by Segall Bryant, of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing Date;

(b)

a condition precedent to the obligations of either the Trust or Hallmark which the Trust’s or Hallmark’s Board of Trustees determines has not been met and which reasonably appears will not or cannot be met; or

(c)

a determination by the Board of Trustees of the Trust or Hallmark that the Reorganization will not be in the best interest of the Acquiring Fund or the Acquired Fund, as applicable, or a Fund’s shareholders.

12.2	No Liability for Termination — In the event of a termination pursuant to Sections 12.1(b) or 12.1(c), there will be no liability for damages on the part of either the Trust or Hallmark, or the Trust’s or Hallmark’s Board of Trustees or officers or investment advisers. In that event, the investment adviser to the Acquiring Fund will be relieved of its obligations under Section 10.2 and the Trust or Hallmark, or their affiliated

A-16

investment adviser if required by applicable law, will each bear their own expenses relating to the proposed Reorganization including without limitation those set forth in Section 10.2. If expenses have been borne by the Acquiring Fund’s investment adviser, the Trust and Segall Bryant jointly and severally agree to reimburse the Acquiring Fund’s investment adviser for one-half of such amount. In the event of a termination pursuant to Section 12.1(a), all of the expenses relating to the proposed Reorganization, including without limitation, those set forth in Section 10.2, will be borne by the breaching party or, if the breaching party is the Trust or Hallmark, by its affiliated investment adviser if required by applicable law.

13.	Indemnification

13.1	Indemnification by the Acquiring Fund — The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, the Trust, each of the Trust’s Trustees and officers and Segall Bryant (each an “Acquired Fund Indemnified Party”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust, the Acquired Fund, any of its Trustees or officers or Segall Bryant may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on (a) any breach by Hallmark or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any untrue statement of a material fact contained in the Form N-14 Registration Statement, or any omission to state a material fact required to be stated in the Form N-14 Registration Statement or necessary to make the statements therein not misleading; provided, however, that the Acquiring Fund or Hallmark will only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or omission about the Acquiring Fund or Hallmark or the transactions contemplated by this Agreement made by the Acquiring Fund or Hallmark in the Form N-14 Registration Statement.

However, no Acquired Fund Indemnified Party will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Acquired Fund Indemnified Party’s position.

13.2	Indemnification by Acquired Fund — The Acquired Fund and the Trust each jointly and severally agrees to indemnify and hold harmless the Acquiring Fund, each of the Acquiring Fund’s Trustees and officers and Reserve Management (each an “Acquiring Fund Indemnified Party” and with each Acquired Fund Indemnified Party, each an “Indemnified Party”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund, any of its Trustees or officers or Reserve Management may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on (a) any breach by the Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any untrue statement of a material fact contained in the Form N-14 Registration Statement or any omission to state a material fact required to be stated in the Form N-14 Registration Statement or necessary to make the statements therein not misleading; provided, however, that the Trust, the Acquired Fund or the Trust will only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or omission about the Trust or the Acquired Fund, or the transactions contemplated by this Agreement made by the Trust or the Acquired Fund in the Form N-14 Registration Statement.

However, no Acquiring Fund Indemnified Party will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Acquiring Fund Indemnified Party’s position.

13.3	Effect of Indemnification —

(a)	A party from whom the indemnified party is seeking indemnification hereunder is called the “Indemnifying Party.”

(b)

Each Indemnified Party will notify the Indemnifying Party in writing within ten (10) days of the receipt by such Indemnified Party of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this Section.

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(c)	The Indemnifying Party will be entitled to:

(i)	participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section, or, if it so elects,

(ii)

assume at its own expense the defense thereof with counsel reasonably satisfactory to the Indemnified Party or Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party will have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party will have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

(d)

Upon receipt of notice from the Indemnifying Party to the Indemnified Party or Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party will not be liable to such Indemnified Party or Parties under this Section 13 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless:

(i)

the Indemnified Party or Parties will have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Party will not be liable for the expenses of more than one separate counsel);

(ii)

the Indemnifying Party does not employ counsel reasonably satisfactory to the Indemnified Party or Parties to represent the Indemnified Party or Parties within a reasonable time after notice of commencement of the action; or

(iii)	the Indemnifying Party has authorized the employment of counsel for the Indemnified Party or Parties at its expense.

13.4	Survival of Indemnification Provision — This Section 13 will survive the termination of this Agreement or the Closing Date.

14.	Liability Of The Funds

14.1	Liabilities of the Acquiring Fund — The Trust, the Acquired Fund and Segall Bryant each acknowledges and agrees that:

(a)	all obligations of Hallmark with respect to the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund;

(b)

any liability of Hallmark with respect to the Acquiring Fund under this Agreement or in connection with the transactions contemplated in this Agreement will be discharged only out of the assets of the Acquiring Fund; and

(c)	no other series of Hallmark will be liable with respect to this Agreement or in connection with the transactions contemplated by this Agreement.

14.2	Liabilities of the Acquired Fund — The Acquiring Fund acknowledges and agrees that:

(a)	all obligations of the Trust with respect to the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund;

(b)

any liability of the Trust with respect to the Acquired Fund under this Agreement or in connection with the transactions contemplated by this Agreement will be discharged only out of the assets of the Acquired Fund; and

(c)	no other series of the Trust will be liable with respect to this Agreement or in connection with the transactions contemplated by this Agreement.

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15.	Amendments

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Funds; provided, however, that following the Shareholders Meeting called by the Board of Trustees of the Trust pursuant to Section 7.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund’s Shares to be issued to Acquired Fund’s Shareholders under this Agreement to the detriment of such shareholders without the Acquired Fund’s Shareholders further approval, provided that nothing contained in this Section 15 will be construed to prohibit the parties from amending this Agreement to change the Valuation Time, the Closing Date or any other provision of this Agreement to the fullest extent permitted by law.

16.	Notices

Any notice, report, statement, or demand required or permitted by any provisions of this Agreement will be in writing and will be deemed to be properly given when delivered personally or by facsimile transmission to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication, or to such other address as may hereafter be furnished in writing by notice similarly given by one party to the others.

17.	Failure To Enforce

The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement will in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as to the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement will be held to be a waiver of any other or subsequent breach.

18.	Headings; Counterparts; Governing Law; Assignment

18.1	Headings — The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

18.2	Counterparts — This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

18.3	Choice of Law — This Agreement will be governed by and construed in accordance with the laws of the State of New York.

18.4	No Assignment — This Agreement will bind and inure to the benefit of the parties to this Agreement and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder will be made by any party without the prior written consent of the other party. Nothing in this Agreement expressed or implied is intended or will be construed to confer upon or give any person, firm, or corporation, other than the parties to this Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

18.5	Only Fund Assets Bound — It is expressly understood and agreed that the obligations of the Acquired Fund and the Acquiring Fund under this Agreement, including, but not limited to, any liability as a result of the breach of any of their respective representations and warranties, are not binding on the Trust’s Board of Trustees, Hallmark’s Board of Trustees, the Funds’ shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

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        IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed by, and its seal to be affixed to this Agreement and attested by, an appropriate officer.

Attest:	ADVISOR SERIES TRUST on behalf of Segall Bryant & Hamill Mid Cap Fund

By:

Attest:	HALLMARK EQUITY SERIES TRUST on behalf of Hallmark Mid-Cap Growth Fund

By:

Attest:	SEGALL BRYANT & HAMILL

By:

Attest:	RESERVE MANAGEMENT CO., INC.

By:

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STATEMENT OF ADDITIONAL INFORMATION
November 19, 2004

of
HALLMARK MID-CAP GROWTH FUND
a series of
HALLMARK EQUITY SERIES TRUST
1250 Broadway, 32nd Floor
New York, New York 10001
Telephone Number: (888) 823-2867

        Relating to the Acquisition of the Assets of the

SEGALL BRYANT & HAMILL MID CAP FUND
a series of
ADVISORS SERIES TRUST
614 East Michigan Street
Milwaukee, WI 53202
Telephone Number: (877) 829-8413

        This Statement of Additional Information dated November 19, 2004 is not a prospectus. A Combined Prospectus/Proxy Statement dated November 19, 2004 related to the above-referenced matter may be obtained, without charge, by calling (888) 823-2867 or by writing to Hallmark Mid-Cap Fund at 1250 Broadway, 32nd Floor, New York, New York 10001. This Statement of Additional Information should be read in conjunction with the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Hallmark Mid-Cap Growth Fund dated November 19, 2004.

2.	Statement of Additional Information of Segall Bryant & Hamill Mid Cap Fund, a series of Advisors Series Trust, dated August 28, 2004.

3.	Annual report of Segall Bryant & Hamill Mid Cap Fund, a series of Advisors Series Trust, dated April 30, 2004.

        The Statement of Additional Information of Segall Bryant & Hamill Mid Cap Fund (the “SBH Fund”), a series of Advisors Series Trust (the “Trust”) dated August 28, 2004, is incorporated herein by reference to the Trust’s Statement of Additional Information included in its Registration Statement on Form N-1A filed pursuant to Rule 485(b) (File Nos. 333-17391 and 811-07959) which was filed with the Securities and Exchange Commission on or about August 28, 2004. A copy may be obtained, upon request and without charge, from the Trust at 615 East Michigan Street, Milwaukee, WI 53202, or by calling toll free, telephone number: (877) 829-8413.

        The Statement of Additional Information of the Hallmark Mid-Cap Growth Fund (the “Hallmark Fund”), a series of Hallmark Equity Series Trust (“Hallmark”), dated November 19, 2004, is incorporated herein by reference to the Trust’s Statement of Additional Information included in its Registration Statement on Form N-1A filed pursuant to Rule 485(a) (File Nos. 33-63300 and 811-07734) which was filed with the Securities and Exchange Commission on

1

or about November 19, 2004. A copy may be obtained, upon request and without charge, from Hallmark at 1250 Broadway, 32nd Floor, New York, New York 10001, or by calling toll free, telephone number: (888) 823-2867.

        Financial Statements of Hallmark Fund, a series of Hallmark, are not included herein because the Hallmark Fund has not yet commenced operations.

        The audited financial statements of the SBH Fund, dated April 30, 2004, are incorporated herein by reference to the SBH Fund’s Annual Report to Shareholders dated April 30, 2004, which was filed with the Securities and Exchange Commission on or about July 9, 2004. A copy may be obtained, upon request and without charge, from the Trust at, 615 East Michigan Street, Milwaukee, WI 53202, or by calling toll free, telephone number: (877) 829-8413.

        Pro forma financial information is not required because the Hallmark Fund has not conducted any business other than matters incident to their organization and will not commence operations until completion of the Reorganization.

2

PART C

OTHER INFORMATION

Item 15.  Indemnification.

Reference is made to Section 10.02 of the Registrant’s Declaration of Trust.

Section 10.02 provides that:

(a)	Subject to the expectations and limitations contained in Subsection 10.02(b):

(i)

every person who is, or has been, a Trustee or officer of the trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement or defense thereof;

(ii)	the words “claim”, “suit”, or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered person:

(i)

who shall have been adjudicated by a court or other body including, without limitation, arbitration panels or self-regulatory organizations before which the proceeding was brought (A) to be liable to the trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or

(ii)

in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c)

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)

Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall

C-1

have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

Each Trustee, officer, employee or agent of the registrant, and any person who has served at it request as Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the State of Delaware, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration to Trust or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification against such liabilities is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

Exhibit Number	Description

1.

Declaration of Trust dated April 20, 1993 (as amended through December 17, 1998) was filed as an Exhibit to Registrant’s
Post-Effective Amendment to its Registration Statement on Form N-1A (the “Registration Statment”) No. 17 filed September 29, 1999 and is incorporated herein by reference.

2.

Bylaws dated April 23, 1993 (as amended through December 17, 1998) of the Registrant were filed as an Exhibit to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement, filed September 29, 1999 and is incorporated herein by reference.

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization between the Registrant and Advisors Series Trust is filed herewith as Exhibit A to Part A of this Registration Statement.

5.	See Exhibits 1 and 2.

6.	(a)

Form of Investment Advisory Agreement between Registrant and Reserve Management Co., Inc. was filed as an Exhibit to Post-Effective Amendment No. 28 to the Registration Statement, filed November 19, 2004, and is incorporated herein by reference.

(b)

Form of Investment Sub-Advisory Agreement between Reserve Management Co., Inc. and Segall Bryant & Hamill was filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement, filed November 19, 2004 and is incorporated herein by reference.

7.	Distribution Agreement was filed as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statment, filed September 26, 2002 and is incorporated herein by reference.

8.	Not Applicable.

9.

Custodian Agreement with J.P. Morgan Chase Bank (formerly, Chase Manhattan Bank) was filed as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement filed September 29, 1999 and is incorporated herein by reference.

10.	Plan of Distribution filed as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement filed July 24, 1998 and is incorporated herein by reference.

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11.	Opinion and Consent of counsel to the Registrant.

12.	Opinion pertaining to tax matters to be filed by amendment.

13.	Form of Consent of independent auditors for Advisors Series Trust.

14.	Not Applicable.

15.	(a) Power of Attorney.

(b) Power of Attorney.

16.	(a) Hallmark Mid-Cap Fund Prospectus dated November 19, 2004 was filed on November 19, 2004 as Post-Effective Amendment No. 28 to the Registration Statement and is incorporated herein by reference.

(b) Form of Proxy.

(c) Hallmark Funds Proxy Voting Policy.

(d) Hallmark Funds Code of Ethics.

(e) Letter to shareholders from Ralph Segall.

Item 17.  Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Proxy Statement/Prospectus by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

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SIGNATURES

        As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York on November 19, 2004.

Hallmark Equity Series Trust (Registrant)

By:	/s/ Bruce R. Bent II Bruce R. Bent II, President

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chairman/CEO and Trustee

Bruce R. Bent

/s/ Bruce R. Bent II	President and Trustee	November 19, 2004

Bruce R. Bent II

*	COO/Treasurer and Sr. Vice President
Arthur T. Bent III

*	Trustee

Edwin Ehlert Jr.

*	Trustee

Donald J. Harrington

*	Trustee

Joseph D. Donnelly

*	Trustee

Frank J. Stalzer

*	Trustee

William E. Viklund

*	Trustee

William Montgoris

*	Trustee

Patrick J. Foye

*By: /s/ Bruce R. Bent II		November 19, 2004

Bruce R. Bent II
Pursuant to a power of attorney

EXHIBIT INDEX

Exhibit Number		Description

11		Opinion and Consent of counsel to the Registrant.
13		Consent of Tait, Weller, & Baker, independent auditors for Advisors Series Trust.
15	(a)	Power of Attorney.
15	(b)	Power of Attorney.
16	(b)	Form of Proxy.
	(c)	Hallmark Funds Proxy Voting Policy.
	(d)	Hallmark Funds Code of Ethics.
	(e)	Letter to shareholders from Ralph Segall.